UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MVB Financial Corp.
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MVB FINANCIAL CORP.
301 VIRGINIA AVENUE
FAIRMONT, WEST VIRGINIA 26554-2777
(304) 363-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2017

To the Shareholders:

The Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”) will be held at the Bridgeport Conference Center, 300 Conference Center Way, Bridgeport, WV 26330, at 9:00 a.m. on May 16, 2017. This meeting is for the purposes of considering and voting upon proposals:

1.	To elect three directors for a three-year term and one director for a two-year term.

2.	To approve a non-binding advisory proposal on the compensation of the Named Executive Officers.

3.	To act upon a proposal to amend the 2013 Stock Incentive Plan (Amended) to increase the number of shares authorized for issuance under the Plan.

4.	To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered accounting firm for MVB for the fiscal year ending December 31, 2017.

5.	Any other business which may properly be brought before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 27, 2017, shall be entitled to notice of the meeting and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting is available for inspection at our principal executive office at 301 Virginia Avenue, Fairmont, WV 26554. The approximate date on which this Proxy Statement and form of proxy are first sent or given to security holders is April 11, 2017.

By Order of the Board of Directors,

Larry F. Mazza
President & Chief Executive Officer

Please sign and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

April 11, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2017:

The Notice of Meeting, the Proxy Statement, the Proxy Card, and the Annual Report for the Year Ended 2016 are available at:
https://www.mvbbanking.com/2017shareholders

Directions to the Annual Meeting where you may vote in person can be found at:
https://www.mvbbanking.com/2017shareholders

MVB FINANCIAL CORP.
301 VIRGINIA AVENUE
FAIRMONT, WEST VIRGINIA 26554-2777
(304) 363-4800

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 16, 2017

This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of MVB Financial Corp. (“MVB”, or the “Company”) to be held on May 16, 2017, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Solicitation of Proxies

The solicitation of proxies is made by the Board of Directors of MVB. These proxies enable shareholders to vote on all matters that are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted “FOR” all of the proposals to be submitted to the vote of shareholders described in the Notice of Annual Meeting and this Proxy Statement. Other than the matters listed in the Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

A shareholder executing the proxy may revoke it at any time before it is voted:

i.	by notifying MVB representatives, Larry F. Mazza or Lisa J. McCormick, in person;

ii.	by giving written notice to MVB. The revocation should be delivered to:
Lisa J. McCormick, Corporate Secretary,
301 Virginia Avenue, Fairmont, WV 26554;

iii.	by submitting to MVB a subsequently dated proxy; or

iv.	by attending the meeting and withdrawing the proxy before it is voted at the meeting.

The expenses of the solicitation of proxies will be paid by MVB. In addition to this solicitation by mail, directors, officers and employees of MVB or one or more of its subsidiaries – MVB Bank, Inc. (“MVB Bank”), Potomac Mortgage Group, Inc., which does business as MVB Mortgage (“MVB Mortgage”), and MVB Insurance, LLC (“MVB Insurance”) – may solicit proxies personally or by telephone, although no person will be specifically engaged for that purpose.

Eligibility of Stock for Voting Purposes

Pursuant to the Bylaws of MVB, the Board of Directors has fixed March 27, 2017, as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at such meeting or any adjournment thereof.

Each share of MVB common stock has one vote on each matter. As of the Record Date, there were 9,996,544 shares of MVB common stock issued, held by approximately 1,132 holders of record. In addition to shareholders of record of MVB’s common stock, beneficial owners of shares held in street name as of the Record Date can vote. There are 20 million shares of common stock authorized.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
The ratification of the appointment of Dixon Hughes Goodman LLP as MVB’s independent registered accounting firm for 2017 (Proposal No. 4) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 4.

Each of the other proposals, including the election of directors (Proposal No. 1), the proposal to approve a non-binding advisory proposal on the compensation of the Named Executive Officers, (Proposal No. 2), and the proposal to approve the amendment of the 2013 Stock Incentive Plan (Amended) (Proposal No. 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposals No. 1 through No. 3.

The principal holders of MVB Common Stock are discussed under the section of this Proxy Statement entitled, “Principal Holders of Voting Securities.”

Quorum Requirement

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Voting Requirements

Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Approval of nominees is by plurality and approval of other proposals is by affirmative vote of the majority of the votes cast. An affirmative vote of at least a majority of shares necessary to constitute a quorum is also required.

Broker non-votes and abstentions have no impact on approval of directors as directors are elected by a plurality of votes cast. Each of Proposal Nos. 2, 3 and 4 require an affirmative vote of the majority of the votes cast. In voting for Proposals Nos. 2, 3 and 4, shares may be voted "FOR" or "AGAINST" or "ABSTAIN". A broker non-vote will not be treated as entitled to vote for approval of Proposal Nos. 2, 3 and 4 and will generally have no impact on such proposals. In order to minimize the number of broker non-votes, MVB encourages you to provide voting instructions on each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice and the voting instruction form. Abstentions will not affect the outcome of these proposals.

PURPOSES OF MEETING

1.    ELECTION OF DIRECTORS

General

The Bylaws of MVB currently provide for a Board of Directors composed of five (5) to twenty-five (25) members.  The Board has set nine (9) as the number of directors of MVB for the upcoming year.

Directors are elected by a plurality of the votes cast. Therefore, a vote withheld may not affect the outcome of the election. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each MVB shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate a number of votes equal to the number of directors multiplied by the number of shares owned, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Management Nominees to the Board of MVB

The Articles of Incorporation provide for staggered terms for directors. The four individuals identified below represent management nominees to the Board of Directors. Three will be elected for a three-year term and one will be elected for a two-year term. Following the election of the four nominees, MVB will have three classes of directors, all consisting of three board members.

Directors	Age as of March 27, 2017	Director and/or Officer Since	Term to Expire	Principal Occupation During the Last Five Years
Stephen R. Brooks	68	1999	2020	Member & Attorney – Flaherty Sensabaugh Bonasso, PLLC (a law firm)

James J. Cava, Jr.	51	2013	2020	Managing Member – Cava & Banko, PLLC, Certified Public Accountants

Gary A. LeDonne[1]	55	2016	2019	Executive in Residence at the West Virginia University (WVU) College of Business and Economics; previously, Partner, Ernst & Young LLP (retired)

Larry F. Mazza[2]	56	2005	2020	President & Chief Executive Officer – MVB and MVB Bank
1 Mr. LeDonne is a 2017 nominee and joined the Board of MVB Financial Corp. and MVB Bank, Inc. in September 2016.
2 Mr. Mazza is also a member of the Board of Directors of PDC Energy, Inc.

Director Nominee Business Experience

Stephen R. Brooks – MVB Organizer, Chair and Director. He has been a resident of and involved in the practice of law in North Central West Virginia for 42 years and is currently a Member of Flaherty Sensabaugh Bonasso, PLLC. He is a graduate of the West Virginia University College of Law with a Doctor of Jurisprudence degree. Mr. Brooks was nominated because, as a founding director of MVB and past Vice-Chair, he has served on many committees of MVB and has extensive knowledge of MVB and its operations. Additionally, he has extensive knowledge of the North Central West Virginia market, and his legal expertise includes the areas of law relating to banking and commercial transactions.

James J. Cava, Jr. – MVB Director. Managing Member – Cava & Banko, PLLC, Certified Public Accountants. Mr. Cava has been involved in the West Virginia business community for over 28 years. He is very knowledgeable about the economic activities in the MVB market area. Mr. Cava has founded several successful business organizations. He is a graduate of Fairmont State University with a B.S. in Business Administration and The American University with a Master’s degree in Taxation. Mr. Cava was nominated because of his knowledge of the West Virginia business community and his investment, financial and accounting expertise.

Gary A. LeDonne – MVB Director.  Currently, Executive in Residence, at the West Virginia University College of Business and Economics.  Mr. LeDonne is a former Partner with Ernst & Young LLP ("EY"), retiring in 2014 as East Central Region Tax Managing Partner. Throughout his career with EY, Mr. LeDonne served many banking, insurance, and capital market clients. He has an extensive background in strategy development, succession planning and talent management. Mr. LeDonne received his Bachelor of Science degree from Fairmont State University and his Master of Professional Accountancy degree from West Virginia University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the American Accounting Association. Mr. LeDonne currently serves as Vice Chair of the Fairmont State University Foundation Board and is a member of the WVU College of Business and Economics Visiting Committee.  The Board of Directors of MVB has designated Mr. LeDonne as an individual who is considered to be an audit committee financial expert.  He has been identified as meeting the guidelines set forth by Section 407 of the Sarbanes-Oxley Act of 2002, for an audit committee financial expert.  Mr. LeDonne was nominated because of his knowledge of the Mid -Atlantic region business community and his investment, financial and accounting expertise.

Larry F. Mazza – President & Chief Executive Officer of MVB Financial Corp. and Board Director for MVB and MVB Bank. He joined MVB in 2005 and became Chief Executive Officer January 1, 2009. Mr. Mazza has 30 years of experience in the banking industry.  He is a graduate of West Virginia University with a degree in Business Administration.  He began his career as a Certified Public Accountant.  Mr. Mazza worked for a national accounting firm, KPMG (or its predecessors) as a CPA with a focus on auditing, including audits of financial institutions.  Prior to joining MVB in 2005, Mr. Mazza was Senior Vice President & Retail Banking Manager for BB&T Bank's West Virginia North region. Mr. Mazza was employed by BB&T and its predecessors from 1986 to 2005. Prior thereto, Mr. Mazza was President of Empire National Bank, and later served as Regional President of One Valley Bank. Mr. Mazza is one of seven members of the West Virginia Board of Banking and Financial Institutions, which oversees the operation of financial institutions throughout West Virginia and advises the state Commissioner of Financial Institutions. Mr. Mazza is also an entrepreneur and is co-owner of nationally-recognized sports media business Football Talk, LLC, a pro football website and content provider for NBC SportsTalk. Mr. Mazza currently serves on the Board of Directors of PDC Energy, a Nasdaq listed company, headquartered in Denver, Co., with regional headquarters in North Central West Virginia. He also serves as a Director of Fintech startup BillGO, headquartered in Fort Collins, Co. The Board has concluded that Mr. Mazza is qualified to serve as a Director because, among other things, he is a CPA, a CEO, and has extensive leadership and experience in managing financial institutions, especially in banking.

Management and Directors

In addition to the nominees, the following are the remaining directors and the executive officers of MVB.

Directors	Age as of March 27, 2017	Director and/or Officer Since	Term to Expire	Principal Occupation During the Last Five Years
David B. Alvarez	53	2013	2018	President of Energy Transportation, LLC

H. Edward Dean, III	48	2012	2019	President & CEO – Potomac Mortgage Group, Inc. (dba MVB Mortgage), a wholly owned subsidiary of MVB Bank (acquired December 2012); Former President & CEO – Potomac Mortgage Group, LLC

John W. Ebert	57	2013	2018	President – J.W. Ebert Corporation, a McDonald’s Restaurant franchise of 41 stores

Dr. Kelly R. Nelson	57	2005	2018	Physician

J. Christopher Pallotta	67	1999	2019	Director – Bond Insurance Agency

Executive Officers of MVB Financial Corp. (Non-Nominees)

Executive Officer	Age as of March 27, 2017	Officer Since	Title During the Last Five Years
Donald T. Robinson	42	2011	Executive Vice President & Chief Financial Officer; Former Chief Operating Officer – MVB and President – MVB Bank; Former North Regional President – MVB

David A. Jones	54	2006	Senior Vice President & Interim Chief Risk Officer & Chief Credit Officer – MVB & MVB Bank

John T. Schirripa	54	2011	Executive Vice President, Chief Commercial Lending Officer, Regional President - West Virginia - MVB, and Commercial Loan Officer – MVB

There are no family relationships among the directors, director nominees or executive officers of MVB or the Bank.

Other than previously disclosed, no MVB Board member has been a member of the board of another public company during the past five years.

The Board of Directors of MVB met seventeen (17) times and the Board of Directors of MVB Bank met fourteen (14) times during 2016. All current directors attended 75% or more of the meetings held by the Board of Directors and committees thereof in which the director is a member.

In order to meet their responsibilities, directors are expected to attend board and committee meetings, as well as the annual meeting of shareholders. All directors attended the 2016 Annual Meeting of Shareholders, except for Directors Alvarez, Dean, Ebert, and Nelson.

Leadership Structure of the Board

The Board Chair, Vice Chair, and President & Chief Executive Officer ("CEO") are three separate people. Throughout MVB’s history, this has been the leadership model. The President & CEO is responsible for the day-to-day operations and performance of MVB. The Chair and Vice Chair are involved in management of meetings and matters of governance and corporate oversight. The Chair and Vice Chair also focus on monitoring the effectiveness of the President & CEO in implementing MVB’s corporate strategy and ensuring that the Directors receive sufficient information, on a timely basis, to provide proper risk oversight.

The committee structure of MVB is such that the committees are responsible for and review the areas of greatest risk to MVB. Each is chaired by an independent director. MVB staff members are responsible to the Chairs of the committees for requested information necessary for proper committee functioning. Notably, effective June 21, 2016, MVB eliminated the existence of the Enterprise Risk Committee of the Board of Directors, which met five (5) times in 2016, and transitioned the Board of Directors enterprise risk management committee responsibilities to the Audit Committee.

Committees of the Board

MVB has a number of standing committees as described below.

Executive Committee.  Composed of David B. Alvarez, Stephen R. Brooks (Chair), James J. Cava, Jr., John W. Ebert, Larry F. Mazza and Dr. Kelly R. Nelson. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by: (i) providing Board presence and continuity between meetings of the Board; and (ii) providing quick response capability in the event of emergencies or for relatively routine items requiring Board action. The Committee, between meetings of the Board, exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that a special meeting of the full Board is not deemed necessary or possible. The Committee reports the results from these meetings to the Board of Directors. The Committee met six (6) times in 2016.

Audit Committee.  Composed of James J. Cava, Jr. (Chair), John W. Ebert, Gary A. LeDonne, and Dr. Kelly R. Nelson. The purpose of the Audit Committee is to: (i) monitor the integrity of the financial reporting process, systems of internal controls and financial statements and reports of MVB; (ii) be directly responsible for the appointment, compensation and oversight of the independent auditor employed by MVB for the purpose of preparing or issuing an audit report or related work; (iii) be responsible for the appointment, compensation and oversight of the internal auditor; (iv) assist the Board of Directors in monitoring compliance by MVB with legal and regulatory requirements, including holding company, banking, mortgage and insurance regulations and the Sarbanes-Oxley Act of 2002; (v) oversee management corrective actions when such needs have been identified; (vi) oversee MVB’s whistleblower policy; (vii) oversee MVB’s risk management program for effectiveness and ensure that the Board of Directors incorporates the appropriate risk management processes in its activities; and (viii) report to the Board of Directors on these matters.

The Board of Directors of MVB has designated Gary A. LeDonne as an individual who is considered to be an audit committee financial expert. Mr. LeDonne has been identified as meeting the guidelines set forth by Section 407 of the Sarbanes-Oxley Act of 2002, for an audit committee financial expert. All members of the Board of Directors are successful business owners or organization leaders and have knowledge of the requirements to run such a successful business.

The Audit Committee met eight (8) times in 2016. The Committee meets with representatives of Crowe Horwath LLP, who are responsible for the internal audit function of MVB, and Dixon Hughes Goodman LLP, who are responsible for the annual certified audit, as well as with the members of the regulatory authorities upon completion of their examinations of MVB Bank or MVB. During these meetings, the active management of MVB Bank or MVB, including CEO Mazza and CFO Robinson, may be asked to leave the room to provide comfort of questioners and responders.

In the opinion of MVB’s Board of Directors, none of the Board of Directors, except for Directors Dean and Mazza, has a relationship with MVB that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them are or have for the past three years been employees of MVB, except for Directors Dean and Mazza and none of their immediate family members are or have for the past three years been executive officers of MVB or MVB Bank. In the opinion of MVB and its Board of Directors, the entire Board of Directors, except for Directors Dean and Mazza are “independent directors,” as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The Board of Directors of MVB has adopted a written charter for the Audit Committee, which was amended September 20, 2016. A copy of the amended Charter of the Audit Committee is attached as Exhibit A to this 2017 Proxy Statement.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended 2016 with management. The Audit Committee has also discussed the audited financial statements with Dixon Hughes Goodman LLP, MVB’s independent accountants, as well as the matters required to be discussed by Public Company Accounting Oversight Board (United States) (the "PCAOB") Auditing Standard No. 1301 (Communication with Audit Committees) and SEC rules. The Audit Committee has received the written disclosures and the letter from Dixon Hughes Goodman LLP, required by applicable requirements of the PCAOB regarding the independent accountant’s communications, and has discussed with Dixon Hughes Goodman LLP the independent accountants’ independence. Based on this, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in MVB’s Annual Report on Form 10-K for the year ended 2016, and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee,
James J. Cava, Jr., Chair
John W. Ebert
Gary A. LeDonne
Dr. Kelly R. Nelson

This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless MVB specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

Finance Committee. Composed of David B. Alvarez, James J. Cava, Jr., John W. Ebert (Chair), Gary A. LeDonne and J. Christopher Pallotta. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by providing oversight and guidance regarding finance, budget, and facilities matters and to make recommendations, as appropriate and warranted. The Committee reports the results from these meetings to the Board of Directors. The Committee is a consolidation of the former MVB Budget Committee and the former MVB Facilities Planning Committee. The Finance Committee met twelve (12) times in 2016.

Governance Committee. Composed of Stephen R. Brooks, John W. Ebert and Dr. Kelly R. Nelson (Chair). CEO Mazza is an ex-officio member of this Committee. The purpose of the Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by: (i) helping MVB to create and maintain an appropriate board and committee structure; (ii) assessing the skills, experience, and backgrounds necessary to effectively staff MVB boards and committees; (iii) overseeing the development and updating of governance and ethics policies for MVB; (iv) leading MVB in periodic assessments of the operation of MVB boards and committees and the contributions of the members; (v) and monitoring of the implementation of MVB governance policies and practices. The Committee reports the results from these meetings to the Board of Directors. The Committee met ten (10) times in 2016.

The Board of Directors has not established a formal nominating committee as the Governance Committee serves in this capacity. The Board of Directors of MVB does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the Board of Directors is relatively small and vacancies are rare and these functions are included within the Governance Committee charter. A copy of the Governance Committee Charter was attached as Exhibit B to the 2016 MVB Proxy Statement.

For reference, the Board of Directors believes that candidates for director should have certain minimum qualifications, including:

•	Directors should be of the highest ethical character.

•	Directors should have excellent personal and professional reputations in MVB’s market area.

•	Directors should be accomplished in their professions or careers.

•	Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

•	Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

•	Directors must be willing and able to expend the time to attend meetings of the Board of Directors of MVB and to serve on Board committees.

•
The Board of Directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of MVB.

•
Directors must be acceptable to MVB's and the Bank's regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Financial Institutions and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.

•	Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law, the Bylaws of MVB and share ownership guidelines as established by MVB.

•	Directors must be at least 21 years of age.

The Board of Directors of MVB reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

The Board of Directors does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board of Directors. Diversity is just one of many factors the Governance Committee considers in the identification and selection of director nominees. We define diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster board heterogeneity in order to encourage and maintain board effectiveness. While diversity and variety of experiences and viewpoints represented on the board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance Committee focuses on skills, expertise or background that would complement the existing board, recognizing that MVB’s businesses and operations are regional in nature. Our directors are or have been residents of our primary markets - North Central West Virginia, Eastern West Virginia, or Northern Virginia. Our directors come from diverse backgrounds including the financial, industrial, professional and retail areas and information technology.

The process of the Governance Committee for identifying and evaluating nominees is as follows. In the case of incumbent directors whose terms are set to expire, the Governance Committee considers the directors’ overall service to MVB or MVB Bank during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and MVB and MVB Bank. The Committee also reviews the payment history of loans, if any, made to such directors by MVB Bank to ensure that the directors are not chronically delinquent and in default. The Committee considers whether any transactions between the directors and MVB Bank have been criticized by any banking regulatory agency or MVB Bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The Committee also confirms that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law. For new director candidates, the Committee uses its network of contacts in MVB’s market area to compile a list of potential candidates. The Committee then meets to discuss each candidate and whether he or she meets the criteria set forth above. The Committee then discusses each candidate’s qualifications and chooses a candidate by majority vote.

The Board of Directors will consider director candidates recommended by stockholders for nomination by the Governance Committee, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below must be followed by stockholders for submitting nominations for director to the shareholders. The Board of Directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

MVB’s Bylaws provide that nominations for election to the Board of Directors must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the president not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

•	Name and address of proposed nominee(s);

•	Principal occupation of nominee(s);

•	Total shares to be voted for each nominee;

•	Name and address of notifying shareholder; and

•	Number of shares owned by notifying shareholder.

Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors or directors of MVB subsidiaries and are included as nominees in this Proxy Statement. No shareholder recommendations or nominations have been made for election at the 2017 Annual Meeting.

Human Resources & Compensation Committee. Composed of Stephen R. Brooks (Chair), James J. Cava, Jr., Gary A. LeDonne and Dr. Kelly R. Nelson. The purpose of this Committee is to: (i) attend to all human resources issues that come before the Board of Directors; (ii) review and set CEO compensation; (iii) conduct an annual CEO performance evaluation and goal setting process; (iv) oversee succession planning, both emergency and future leadership; (v) approve senior management salaries; and (vi) establish the compensation for the individuals that serve on the Board of Directors. This Committee also is responsible for administration of the MVB Financial Corp. 2013 Stock Incentive Plan (Amended). CEO Mazza is an ex-officio member of this Committee and makes suggestions, which the Committee evaluates and, if considered appropriate, acts upon. Mr. Mazza makes no recommendations nor participates in any portion of the meetings relating to his own compensation. The Committee reports the results from these meetings to the Board of Directors. The Committee met ten (10) times in 2016.

Compensation Committee Interlocks and Insider Participation

None of the members of our Human Resources and Compensation Committee are, or have been, an officer or employee of MVB. During 2016, no member of our Human Resources and Compensation Committee had any relationship with MVB requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serve as a board of director or compensation committee member of a company that has an executive officer serving on our Board or Human Resources and Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following discussion and analysis explains MVB’s compensation program as it applies to the executive officers named in the Summary Compensation Table on page 15, whom we refer collectively to as the “named executive officers.” Each of the named executive officers is compensated by one or more subsidiaries of MVB for services rendered as officers of the subsidiary of MVB, as well as for MVB itself. This discussion and analysis should be read in conjunction with the Summary Compensation Table, its accompanying footnotes and the additional tables and narrative disclosure that follows the Summary Compensation Table.

Overall, the Board of Directors believes that MVB’s compensation program is effective in aligning the compensation of our executive officers with the long-term interests of our stockholders. Incentive compensation programs consist of a blend of annual performance and time based compensation, are structured to preclude excessive and unnecessary risk-taking, and utilize performance metrics established in advance based on an annual budget and business planning process. MVB’s incentive plans also contain caps or limits on the amounts that can be awarded. Clawback policies are also imposed on all compensation awards, so that awards or payments are adjusted or recovered if the performance measures supporting such an award are subsequently restated or otherwise adjusted to levels which do not support the award or payment.

Compensation Objectives

MVB’s Human Resources & Compensation Committee has a philosophy on executive compensation. This philosophy expresses MVB’s desire to become the employer of choice and to be viewed as a model of best practices for executive compensation. Our compensation programs are designed to provide competitive compensation and benefits to promote the interests of MVB and its stockholders while enabling us to attract and retain top-quality executive talent. The primary objectives of the compensation policies for executive officers are to:

•	Attract and retain executive officers by offering a base salary that is competitive and by rewarding outstanding individual performance;

•	Promote and reward the achievement of short-term and long-term objectives set by the Board and Management without encouraging unnecessary and excessive risk taking by our executive officers; and

•	Align the interests of executive officers with those of our stockholders by making incentive compensation an important aspect of our executive’s compensation.

The philosophy incorporates the following four fundamental principles in establishing executive compensation: (i) MVB’s performance drives the plans, using both short and long-term goals; (ii) the compensation elements of MVB plans comply with appropriate regulations and sound compensation practices; (iii) all behavior must be consistent with MVB’s vision, mission, and values; and (iv) MVB’s executive officers’ salaries should be competitive with those of similar and larger market compensation structures. The profitability and success of the organization are the key drivers in determining compensation opportunity. The Committee also considers the result of the most recent shareholder advisory vote on executive compensation. At the 2016 Annual Meeting, 91% of shareholders of MVB voting at the meeting approved the compensation of the named executive officers.

Administration of the Executive Compensation Program

Human Resources & Compensation Committee Process. The Human Resources & Compensation Committee meets as often as necessary to perform its duties and responsibilities. The Committee met 10 times during calendar year 2016. Mr. Brooks, Chairman, works with our Chief Executive Officer and Vice President of Human Resources to establish the meeting agenda. The Committee typically meets with the Chief Executive Officer and, when appropriate, with legal counsel. The Committee also conducts executive sessions without Management when necessary.

The Committee annually reviews the Human Resources & Compensation Committee Charter and all incentive plans used throughout MVB in all business lines. In this review of the incentive plans, the Committee makes a determination of whether the plans, individually or collectively, encourage excessive risk taking, that each of the plans has reasonable limits and caps, and that the overall structure of the incentive plans is aligned with the interests of the stockholders. A copy of the Charter of the Human Resources & Compensation Committee is attached as Exhibit B to this MVB Proxy Statement.

The Committee receives and reviews materials in advance of each meeting. These materials include information that management believes will be helpful to the Committee, as well as materials that the Committee has specifically requested. Depending on the agenda for the particular meeting, these materials may include:

•	Financial reports on year-to-date performance versus budget and compared to prior year performance;

•	Calculations and reports on levels of achievement of individual and corporate performance objectives;

•	Reports on MVB’s strategic objectives and budget for future periods;

•	Reports on MVB’s year over year performance and current year performance versus a peer group of companies;

•	Estimated grant date values of stock options (using the Black-Scholes valuation methodology);

•
Total compensation of the named executive officers, including base salary, cash incentives, equity awards and other compensation and any amounts payable to the executives upon voluntary or involuntary termination, early or normal retirement or following a change in control of MVB;

•
Information regarding compensation programs and compensation levels at study groups of companies identified by Management or through statistical comparisons compiled by Management using third party source information such as SNL Financial Executive Compensation Review; and

•	Publicly available independent survey reports related to employee and board compensation.

Profitability and Risk. The Human Resources & Compensation Committee is responsible for establishing incentive plans for executive officers that achieve an appropriate balance between MVB’s results and risk. The Committee recognizes that business in our industry inherently requires that MVB take on certain risks: in its lending activities, depository activities, and investing activities as well as other facets of the organization. Upon due consideration of these items, the Committee believes that MVB incentive plans are designed in such a way as to encourage executives to take only prudent levels of risk in the pursuit of strong performance on behalf of shareholders. Furthermore, the Committee believes that MVB’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business or operations.

Use of Peer Group. MVB adopts the position that annual compensation for all executive officers should be targeted to be above the 50th percentile of companies in our peer group and should provide bonuses based on performance metrics established at the discretion of the Human Resources & Compensation Committee.

Based on an analysis by Pearl Meyer & Partners, LLC, MVB uses the following targeted banks as their peer group:

Cardinal Financial Corporation	MainSource Financial Group, Inc.	Fidelity Southern Corporation
Stock Yards Bancorp, Inc.	TriState Capital Holdings, Inc.	Peoples Bancorp, Inc.
Univest Corporation of PA	Independent Bank Corporation (MI)	Bryn Mawr Bank Corp.

Actual total cash compensation for executive management of MVB is near the 50th percentile of the designated peer group.

MVB’s talent acquisition strategy focuses on attracting and retaining executives with the experience and skills necessary to grow the organization. MVB executives have generally come from larger metropolitan areas and/or institutions that are significantly larger than MVB. In executing talent strategy, it is necessary to provide a base salary that exceeds the median of banks that are comparable to MVB’s current asset size. Other elements of compensation are adjusted to recognize that base salaries are competitive.

Management’s Role in the Compensation-Setting Process. Management plays a significant role in the compensation setting process. The most significant aspects of Management’s role are:

•	Evaluating employee performance;

•	Establishing business performance targets and objectives for individual executives other than the named executive officers; and

•	Recommending salary levels and option awards.

The Chief Executive Officer also participates in Human Resources & Compensation Committee meetings at the Committee’s request to provide:

•	Background information regarding MVB’s strategic objectives;

•	Performance evaluations of Senior Management (other than the Chief Executive Officer); and

•	Compensation recommendations on Senior Executive Officers (other than himself).

Annual Evaluation. The Human Resources & Compensation Committee meets each year to evaluate the performance of the named executive officers, to set their base salaries for the next calendar year, and to consider and approve any grants to them of equity incentive compensation.

The Human Resources & Compensation Committee’s process begins with establishing individual and corporate performance objectives by the second quarter of each calendar year. The Committee engages in an active dialogue with the Chief Executive Officer concerning strategic objectives and performance targets. The Committee also reviews the appropriateness of the financial measures used in incentive plans, the degree of difficulty in achieving performance targets and appropriate risk levels. Corporate performance objectives typically are established on the basis of a targeted return on assets and return on equity, as well as growth in earnings per share and individual goals for particular business units within MVB.

The Human Resources & Compensation Committee also considered the most recent advisory vote on executive compensation, which overwhelmingly approved the compensation of our named executive officers, and whether such compensation continues to achieve the objective of appropriately rewarding our named executive officers. In light of the high level of approval that we received in 2016, we concluded that no significant changes to our compensation policies and practices were warranted.
Components of Executive Compensation

The principal components of our executive compensation program are:

•	Base salary;

•	Annual cash incentive awards and

•	Long-term incentives.

In addition to these principal components, our compensation program also includes employment contracts, change in control agreements, a bank owned life insurance program and other perquisites and benefits, each of which are discussed in this Compensation Discussion & Analysis with respect to the named executive officers.

Annual Compensation

MVB’s executive officers receive three forms of annual compensation: base salary, annual cash incentive awards and long-term incentives. The levels of base salary and annual incentive awards for executive officers are established annually under a program intended to maintain parity with the competitive market for executives in comparable positions.

The annual compensation program is intended to target MVB performance, both in terms of the attainment of short-term and long- term goals, and to consider principally return on equity, growth in earnings per share, and return on assets.

Base Salary. Base salary is a critical element of executive compensation because it provides executives with a base level of monthly income. In determining base salaries, our Human Resources & Compensation Committee considers the executive’s qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive’s past performance, competitive salary practices at companies in the peer groups, internal pay equity and the tax deductibility of base salary.

See the Summary Compensation Table on page 15 for more information about the 2016 base salaries of MVB’s named executive officers.

Annual Cash Incentive Awards. Annual incentive awards, in the form of annual cash bonuses, are made eligible for our named executive officers under the Annual Executive Performance Incentive Plan. The Human Resources & Compensation Committee approves awards, terms and conditions of each such award as well as the performance goals to be achieved in each calendar year by the participants. The Committee believes that annual cash incentive awards for our executives, which are the variable and at-risk portion of annual compensation, should be generally targeted at a maximum of 100% of base salary for the Chief Executive Officer and a somewhat lesser percentage for our other executive officers.

Eligibility for Annual Incentive Awards. In general, the following thresholds must be satisfied for an executive to be eligible to receive an annual incentive award: (i) the net income goal must be met and/or exceeded; (ii) the executive must receive a “meets or exceeds expectations” performance rating; and (iii) the executive must complete a minimum of 40 hours of industry or job-specific education.

Performance Rating. The Chief Executive Officer annually rates the performance of each of our other named executive officers and assigns a performance rating to the executives based on the executive’s performance during the fiscal year. The Chair of the Human Resources & Compensation Committee evaluates the performance of our Chief Executive Officer and assesses his performance for the year.

Net Income Goal. MVB’s overall corporate goal is the net income goal for a given fiscal year. The Committee sets target performance measures based in part upon management’s confidential business plan and budget. The Human Resources & Compensation Committee sets the net income goal at a target level deemed appropriate based on the recommendation from the Chief Executive Officer, industry expectation, market opportunities, budget and other factors the Committee believes are relevant. For 2016, MVB met and exceeded the net income goal, and thus the formula yielded an incentive award for each named executive, payable in 2017.

Payment of Annual Incentive Awards. Annual incentive awards for each named executive officer are calculated by multiplying the weight assigned to a performance target by the target incentive award for the executive. The resulting product is then multiplied by the actual results achieved for that performance target. Management does this for each performance target, with the sum of all performance targets for a named executive officer generally being the annual incentive award for the executive and recommended to the Human Resources and Compensation Committee.

Long-Term Incentive Compensation

MVB’s Human Resources & Compensation Committee believes that long-term incentive compensation is an important component of our compensation program because it has the effect of retaining and motivating executives, aligning executives’ financial interests with the interests of stockholders, and rewarding the achievement of MVB’s long-term strategic goals.

The Board of Directors believes that the 2013 Stock Incentive Plan (Amended) benefits MVB by (i) assisting in recruiting and retaining the services of individuals with ability and initiative, (ii) providing greater incentive for directors and employees, and (iii) associating the interests of directors and employees with those of MVB and its shareholders through opportunities for increased stock ownership.

Stock options provide MVB’s executive officers with the opportunity to purchase and maintain an equity interest in MVB and to share the appreciation of the value of the stock. Eligibility for an annual equity award is based on the discretion of executive management and the Board of Directors based on individual performance and meeting corporate performance measures. Grants have a five-year vesting period with an expiration life span of ten years.

The Human Resources & Compensation Committee, consisting of outside directors, administers the 2013 Stock Incentive Plan (Amended). The Committee may delegate its authority to administer the 2013 Stock Incentive Plan (Amended) to an officer of MVB. The Committee may not delegate its authority with respect to individuals who are subject to Section 16 of the Securities Exchange Act of 1934.

As used in this summary, the term “Administrator” means the Human Resources & Compensation Committee and any delegate, as appropriate.

Employees and directors of MVB and its affiliates are eligible to participate in the 2013 Stock Incentive Plan (Amended). The Administrator may, from time to time, grant stock options to executive new hires, promotions, annual grants, and director grants to eligible participants. Equity grants of 2,000 shares or less must be reviewed and approved by the CEO. Equity grants of 2,001 to 9,999 shares must be reviewed and approved by both the CEO and the Administrator; participants receiving 10,000 shares or greater must have approval of the Board of Directors.

Options granted under the 2013 Stock Incentive Plan (Amended) may be incentive stock options or nonqualified stock options. A stock option entitles the participant to purchase shares of Common Stock from MVB at the option price. The option price will be fixed by the Administrator at the time the option is granted, but in the case of an incentive stock option, the price cannot be less than the shares’ fair market value on the date of grant. The option price may be paid in cash, or, with the Administrator’s consent, with shares of Common Stock or a combination of cash and Common Stock.

Participants may also be awarded shares of Common Stock pursuant to a stock award. The Administrator, in its discretion, may prescribe that a participant’s right in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the participant continue employment with MVB for a specified period or that MVB or the participant achieves stated objectives.

The 2013 Stock Incentive Plan (Amended) provides that outstanding options will become exercisable and outstanding stock awards will be vested upon a change in control.

All awards made under the 2013 Stock Incentive Plan (Amended) will be evidenced by written agreements between MVB and the participant. The Administrator will establish guidelines supplementing the provisions of the Incentive Plan to aid in the selection of participants and to determine the amounts, timing, and other terms of awards.

A maximum of 2,200,000 (or if the shareholders approve the amendment in Item 3 of this Proxy Statement, 3,200,000) shares of Common Stock (as amended to reflect the stock split in the form of a stock dividend approved by the shareholders of MVB in 2014), including shares subject to options issued under the predecessors to the 2013 Stock Incentive Plan (Amended), may be issued upon the exercise of options and stock awards. These limitations will be adjusted, as the Administrator determines is appropriate, in the event of a change in the number of outstanding shares of Common Stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization or other similar events. The terms of outstanding awards also may be adjusted by the Administrator to reflect such changes.

No option or stock award may be granted under the 2013 Stock Incentive Plan (Amended) after May 20, 2023. The Board of Directors may, without further action by shareholders, terminate or suspend the 2013 Stock Incentive Plan (Amended) in whole or in part. The Board of Directors also may amend the 2013 Stock Incentive Plan (Amended) except that no amendment that increases the number of shares of Common Stock that may be issued under the 2013 Stock Incentive Plan (Amended) or changes the class of individuals who may be selected to participate in the 2013 Stock Incentive Plan (Amended) will become effective until it is approved by shareholders.

Perquisites and Other Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees. These plans include medical, dental, group life insurance and group disability programs, as well as health savings accounts for reimbursement of medical expenses. The Human Resources & Compensation Committee has directed that MVB disclose all perquisites provided to the named executive officers in the Summary Compensation Table on page 15 even if the perquisites fall below the disclosure thresholds under the SEC rules.

Bank-Owned Life Insurance Program

In 1999, MVB implemented a bank-owned life insurance program which was primarily designed to offset the cost of certain employee benefit plans. The policies purchased are primarily general and hybrid. It is MVB’s intention to hold the insurance until the ultimate death of each insured. MVB addressed insurable interest requirements by offering the program only to officers, required their written consent to participate in the program, and irrevocably assigned a set death benefit for each insured to be paid to the insured’s beneficiary upon the death of the insured directly from MVB’s general accounts.

Specifically, the program insures approximately 39 current or former officers, at the level of vice president or higher, and two current directors. Each officer has consented to participate in the program. Each officer has also been irrevocably assigned a set death benefit in the policy proceeds on the employee’s life which is payable to the insured’s designated beneficiary upon the death of the insured. On average, the death benefit payable to MVB as a multiple of salary is approximately 5.5 times annual salary. All of the named executive officers, have such policies for the primary benefit of MVB against their lives, and only if such policies remain in force by MVB until their death would the above-noted set supplemental benefit be paid to their beneficiaries.

Retirement 401(K) Plan

MVB maintains a defined contribution 401(k) retirement savings plan for all employees. The 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation or after-tax (Roth) deferral contribution amounts; up to a statutory limit of $18,000. Participants who are at least 50 years old are also entitled to make “catch-up” contributions, which may be up to an additional $6,000.

MVB automatically contributes 50% of employee contributions, up to 5% of the participant’s base salary to the Team Member’s 401(k) plan on a per pay basis, subject to IRS limitations. Full-time employees and certain part-time Team Members are eligible to participate upon the first month following their first day of employment or having attained age 21, whichever is later. Under MVB’s 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employer contributions vest as per our
401(k) plan document. Employee and employer contributions are held and invested by the plan’s trustee.

Employment Contracts

MVB and its subsidiaries provide certain executive officers, including our named executive officers, with written employment contracts in order to secure the services of key talent within the highly competitive financial services industry. These contracts are generally the same and are reviewed and updated annually if necessary. The non-competition provisions in the agreements are intended to protect MVB from competitive disadvantage if one of MVB’s named executive officers leaves MVB to work for a competitor.

The contracts provide for discharge for cause, and terminate in the event of the death of the employee. If terminated by reason of the death of the employee, employee shall be paid when due and in accordance with MVB’s normal payroll practices and relevant policies. If terminated without cause, the employee is entitled to a severance payment equal to a set number of months of the employee’s base salary.

Although the employment contracts for each executive officer contain termination provisions which would permit salary continuation under certain circumstances in the event the contracts are terminated by MVB, the Change in Control Agreements, described in the succeeding section, contain provisions that, if the employee so elects, supersede and replace the termination benefits under an employee’s employment contract in the event of a termination or severance of such an executive officer’s employment subsequent to a change in control. Thus, the employee can elect a termination payment only under one form of benefit, either under the employment contract or the Change in Control Agreement, and if the employee elects a benefit under the Change in Control Agreement, no termination benefit is payable under the employee’s employment agreement.

The employment agreements with named executive officers are described in greater detail below under, “Employment Agreements and Change in Control.”

Change in Control Agreements

MVB believes that Change in Control Agreements provide security for its employees and minimize distraction of employees in the event of a significant merger and acquisition scenario, allowing them to remain objective and focused on maximizing shareholder value. The Change in Control Agreements are reviewed and updated annually.

The Change in Control Agreements set forth certain terms and conditions upon the occurrence of a “change in control event.” Absent a “change in control event”, the Change in Control Agreements do not require MVB to retain the employees in its employ or to pay any specified level of compensation or benefits.

After a Change in Control (as defined below) an involuntary termination of employment without cause may occur under either of the following circumstances:

i.	A material diminution of the employee’s authority, duties or responsibilities, or

ii.	A change in the geographic location at which the employee must perform the services rendered hereunder which is more than fifty (50) miles from the employee’s then current location.

In such event, the employee would be entitled to a severance payment equal to a set number of months of the employee’s base salary.

A “Change of Control” means either: (i) the acquisition, directly or indirectly, by any person, group of persons, or other organization of units at MVB, which, when added to any other units the beneficial ownership of which is held by such acquirer(s), shall result in ownership by any person(s), group of persons, or other organization, of greater than 50% of such units; or (ii) the occurrence of any merger, consolidation, exchange or reorganization to which MVB is a party and to which MVB (or any entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of MVB. Provided, however, no Change of Control shall have occurred if, with respect to (i) or (ii) above, the acquirer, surviving entity or owner of the assets is MVB or one of its subsidiaries or affiliates.

Compensation Committee Report

The Human Resources & Compensation Committee of MVB has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Management and, based on such review and discussion, the Human Resources and Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Human Resources & Compensation Committee,
Stephen R. Brooks, Chairman
James J. Cava, Jr.
Gary A. LeDonne
Dr. Kelly R. Nelson

Executive Compensation

The following information is prepared based on positions as of 2016. In 2016, compensation was paid to the employees by MVB or MVB Bank, unless otherwise noted. The following table summarizes compensation paid to executive officers and other highly paid individuals for the periods indicated.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Option Awards ($)[3]	Change in actuarial present value of MVB defined benefit pension plan ($)	All Other Compensation ($)[4]	Total ($)
Larry F. Mazza President & CEO, MVB Financial Corp. and MVB Bank, Inc.	2016	$644,000	$200,000	$243,000	$25,632	$52,193	$1,164,825
	2015	$643,000	None	None	$11,262	$38,518	$692,780
	2014	$622,231	None	$366,000	$84,824	$38,233	$1,111,288
Donald T. Robinson EVP, Chief Financial Officer, MVB Financial Corp.	2016	$365,250	$175,000	$451,450	$2,874	$9,517	$1,004,091
	2015	$362,250	$20,000	None	$2,938	$9,617	$394,805
	2014	$338,923	None	None	$28,144	$9,663	$376,730
H. Edward Dean, III President & CEO, MVB Mortgage. * compensation paid by MVB Mortgage	2016	$1,675,753	$1,260,928	$24,300	$8,835	$25,818	$2,995,634
	2015	$1,468,582	None	$4,920	$5,728	$19,135	$1,498,365
	2014	$1,145,787	None	$9,270	$15,946	$17,435	$1,188,438
L. Randall Cober [5] EVP, MVB Insurance * compensation paid by MVB Insurance	2016	$286,538	None	None	$3,319	$8,316	$298,173
	2015	$500,250	None	None	$5,176	$11,784	$517,210
	2014	$500,000	None	None	$62,714	$11,534	$574,248
David A. Jones SVP, Interim Chief Risk Officer and Interim Chief Credit Officer, MVB Financial Corp. and MVB	2016	$237,501	$25,000	$12,150	$13,241	$6,722	$294,614
	2015	$214,865	$10,000	None	None	$5,961	$230,826
	2014	$191,923	None	None	None	$3,697	$195,620
John T. Schirripa EVP, Chief Commercial Lending Officer, Regional President – West Virginia, MVB Bank, Inc.	2016	$261,961	$100,000	$121,500	$9,614	$5,400	$498,475
	2015	$244,865	$50,000	None	$7,741	$5,407	$308,013
	2014	$227,692	None	None	$19,178	$5,204	$252,074
1 This figure includes salary, plus commission, plus vehicle allowance.
2 "None" indicates that no bonuses were paid in the fiscal year 2016 for 2015 performance, 2015 for 2014 performance, and 2015 for 2014 performance. The $1,260,928 represents Dean's earn-out bonus, calculated on 2016 performance of MVB Mortgage.
3 This figure is calculated using the Black-Scholes value at the time of the grant.
4 This figure includes director fees of $40,383.33 and $16,458.33 for Messrs. Mazza and Dean, respectively for 2016, $26,825, $9,775 and $1,200 for Messrs.
Mazza, Dean and Cober, respectively for 2015, $22,525, $300, $8,325 and $1,200 for Messrs. Mazza, Robinson, Dean and Cober, respectively for 2014.
5 Effective July 1, 2016, Mr. Cober was no longer employed by MVB due to the sale of MVB Insurance.

Based upon recommendations from the MVB Human Resources & Compensation Committee, MVB does, from time to time, provide Stock Awards, Non-Equity Incentive Plan Compensation and Non-Qualified Deferred Compensation Earnings to its officers or directors.

GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated future payouts under non-equity incentive awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Larry F. Mazza	2/3/16	—	—	—	—	—	—	—	100,000	12.50	243,000
	2/2/14	—	—	—	—	—	—	—	120,000	16.00	366,000
Donald T. Robinson	2/3/16	—	—	—	—	—	—	—	15,000	12.50	36,450
	9/21/16	—	—	—	—	—	—	—	100,000	13.25	415,000
H. Edward Dean, III	2/3/16	—	—	—	—	—	—	—	10,000	12.50	24,300
	3/2/15	—	—	—	—	—	—	—	2,000	13.50	4,920
	2/21/14	—	—	—	—	—	—	—	3,000	16.00	9,270
L. Randall Cober	—	—	—	—	—	—	—	—	—	—	—
David A. Jones	2/3/16	—	—	—	—	—	—	—	5,000	12.50	12,150
John T. Schirripa	2/3/16	—	—	—	—	—	—	—	50,000	12.50	121,500

The Board of Directors of MVB believes that the successful implementation of its business strategy will depend upon attracting, retaining and motivating able executives, managers and other key employees. The 2013 MVB Financial Corp. Stock Incentive Plan (Amended) provides that the Human Resources & Compensation Committee appointed by the Board of Directors of MVB has the flexibility to grant stock options, merit awards, and rights to acquire stock through purchase under a stock purchase program. Grants have a five-year vesting period with an expiration life span of ten years.

During 2014, the Human Resources & Compensation Committee granted 32 awards, totaling 292,495 shares at exercise prices ranging from $14.80 to $16.50 per share. The expense to be recognized with respect to such awards will be amortized over five years, beginning in 2015. During 2015, the Human Resources & Compensation Committee granted 30 awards, totaling 43,500 shares at exercise prices ranging from $13.00 to $15.00 per share. The expense to be recognized with respect to such awards will be amortized over five years, beginning in 2016. During 2016, the Human Resources & Compensation Committee granted 54 awards, totaling 428,000 shares at exercise prices ranging from $12.07 to $13.25 per share. The expense to be recognized with respect to such awards will be amortized over five years, beginning in the year of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Larry F. Mazza	66,000	—	—	9.09	01/01/20
	40,000	10,000	—	12.00	12/31/22
	30,000	20,000	—	12.00	01/01/23
	48,000	72,000	—	16.00	02/01/24
	—	100,000	—	12.50	02/03/26
Donald T. Robinson	16,000	4,000	—	11.00	01/01/22
	12,000	3,000	—	12.00	12/31/22
	9,000	6,000	—	12.00	01/01/23
	30,000	20,000	—	16.00	12/31/23
	—	15,000	—	12.50	02/03/26
	—	100,000	—	13.25	09/20/26
H. Edward Dean, III	6,000	4,000	—	12.00	01/01/23
	1,200	1,800	—	16.00	02/21/24
	400	1,600	—	13.50	03/02/25
	—	10,000	—	12.50	02/03/26
L. Randall Cober	—	80,000	—	13.50	05/22/23
David A. Jones	17,600	—	—	9.09	01/01/20
	8,000	2,000	—	12.00	12/31/22
	6,000	4,000	—	12.00	01/01/23
	6,000	4,000	—	16.00	12/31/23
	—	5,000	—	12.50	02/03/26
John T. Schirripa	22,000	—	—	10.23	08/01/24
	12,000	3,000	—	12.00	12/31/22
	9,000	6,000	—	12.00	01/01/23
	1,200	800	—	16.00	12/31/23
	—	50,000	—	12.50	02/03/26

No options were exercised by any Named Executive Officer during 2016.

Retirement Plans

MVB provided a defined benefit retirement plan for all qualifying employees; however, the defined benefit plan has been frozen, and no service after May 31, 2014, is taken into consideration for determining a benefit. All qualifying employees actively employed on May 31, 2014, are 100% vested, but no subsequent vesting is contemplated. The plan provides for benefits based on the highest five consecutive years of earnings times 2 ½ times years of service. Normal retirement age is 65. All retiree benefits are calculated in the same manner. The benefits are summarized in the table below:

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Larry F. Mazza	Allegheny Group Retirement Plan	9.250	384,433	None
Donald T. Robinson	Allegheny Group Retirement Plan	3.167	62,832	None
H. Edward Dean, III	Allegheny Group Retirement Plan	1.417	43,862	None
L. Randall Cober	Allegheny Group Retirement Plan	1.083	71,209	None
David A. Jones	Allegheny Group Retirement Plan	9.250	194,791	None
John T. Schirripa	Allegheny Group Retirement Plan	3.917	140,309	None

Nonqualified Deferred Compensation

Non-tax qualified deferred compensation plans currently are not available to Executive Management.

Employment Agreements and Change in Control

MVB has employment agreements with Messrs. Mazza, Robinson, and Dean.

Mazza has a written employment agreement with MVB, effective January 1, 2014 as amended on January 21, 2014, that can be renewed annually. Mazza’s current salary is $625,000 per year, payable in accordance with MVB’s general payroll practices and is subject to future adjustment.  Mazza continues to be eligible to participate in the MVB annual executive performance incentive plan.  Mazza’s employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments, including, if termination without cause or constructive termination occurs, a severance payment of two years of the then current annual base salary, provided that a general release of claims is executed. Additionally, in the event Mazza is constructively terminated upon a change in control, he would be entitled to all compensation that would have been payable through the applicable term of employment. Upon any separation from the Company, Mazza would also be entitled to accrued salary, bonuses, vacation pay and reimbursement of appropriate business expenses. Mazza’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation and non-interference, and non-competition for one (1) year in West Virginia and also within 50 miles of a place of business of MVB or any MVB subsidiary. If Mr. Mazza’s employment were terminated without cause as of December 31, 2016, he would have been entitled to receive a lump sum of $1,250,000 from MVB and all stock options, totaling $354,860, would immediately vest.

Robinson has a written employment agreement with MVB, effective January 1, 2016. Robinson’s current salary is $350,000 per year payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Robinson is eligible to participate in the MVB annual executive performance incentive plan. Robinson’s employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments, including, if termination without cause or constructive termination occurs, a severance payment of one year of the then current annual base salary, provided that a general release of claims is executed. Upon separation from the Company, Mr. Robinson would also be entitled to accrued, but unpaid, salary and benefits. Robinson’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation and non-interference, and non-competition. During the term of this agreement and for one-year period following the effective date of the termination of this agreement, Robinson will not, directly or indirectly, individually or as an employee, joint venture, partner, agent, or independent contractor of any other person, provide or render services that are competitive with the services provided by Robinson thereunder at any location within 50 miles of Robinson's primary office. If Mr.

Robinson’s employment were terminated without cause as of December 31, 2016, he would have been entitled to receive a lump sum of $350,000 from MVB and all stock options, totaling $64,500, would immediately vest.

Dean has a written employment agreement with MVB and MVB Bank, effective December 20, 2012, with an initial employment term of five years, which may be extended by Mr. Dean, at his option, for successive terms of up to three years. Dean’s base compensation under the agreement is $500,000 per year, plus an earn-out for a pre-tax income (excluding certain administrative expenses and other adjustments). Subject to certain exceptions, Dean’s earn-out potential for the 2015, 2016 and 2017 fiscal years, which would be payable on or before February 15 of the following year, is as follows: (1) if MVB Mortgage earnings beginning from January 1, 2013 reach $24,000,000 within the 2015 MVB fiscal year, Dean will receive 74% of 75% of all MVB Mortgage income that exceeds $24,000,000 in that same period and 74% of 25% of MVB Mortgage’s pre-tax income in 2016 and 2017 or (2) if MVB Mortgage earnings from January 1, 2013 to December 31, 2015 do not reach $24,000,000, Dean will receive 74% of 25% of MVB Mortgage’s pre-tax income for 2016 and 2017. The agreement also provides for commissions payable to Mr. Dean for eligible loans over the term of the agreement which are originated by Dean.  The agreement also provides for the issuance of options to purchase 5,000 shares, with vesting of 1,000 shares on each of the five anniversary dates after December 20, 2012.  Dean’s employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, or constructively terminated in the event of a change in control, all subject to certain conditions and commitments. If Dean’s employment is terminated without cause, or terminated by Dean for a good reason, as defined under the agreement (including after a change of control) Dean would be entitled to: receive 18 months' compensation, all stock options possessed by Dean would immediately vest; and he would receive payments for health insurance premiums for the maximum time provided under COBRA plus an additional six months.  If employment terminates due to death or disability, Mr. Dean, or his estate, shall receive an amount equal to that amount shown on Mr. Dean’s Form W-2 for the previous fiscal year.  The agreement also provides that, on termination without cause, or termination by Mr. Dean without good reason, as defined in the agreement, Dean will not compete with, or solicit customers or employees of MVB or PMG for a period of 18 months within the counties in which MVB, MVB Bank, and MVB Mortgage operate.  If Mr. Dean’s employment were terminated without cause as of December 31, 2016, he would be entitled to receive a lump sum of $2,112,160 from MVB and its subsidiaries under this agreement. Further, all stock options, totaling $11,000, would immediately vest.

Director Compensation

From January 1, 2016 to June 1, 2016, members of the Boards of MVB and its subsidiaries received a fee of $200 for each MVB board meeting attended and a fee of $300 for each subsidiary board meeting attended. They also received a fee of $175 for each MVB committee meeting attended and a fee of $200 for each MVB subsidiary committee meeting attended. In June 2016, the fee structure was revised so that members of the Boards of MVB and its subsidiaries received a fee of $300 for each board meeting attended and a fee of $300 for each committee meeting they attended, with the exception of members of the Audit Committee who received $350 for each meeting attended of that committee.

Annual retainer fees were also revised in June 2016. From January 1, 2016 to June 1, 2016, an annual retainer fee of $5,000 was paid to each director of MVB as well as the following retainer fees for Board and Committee Chairs: $12,000 MVB Board; $7,500 Audit Committee; $2,500 Finance Committee; $3,000 Governance Committee; $2,000 Asset and Liability Committee (ALCO Committee) (of MVB Bank); $3,000 Enterprise Risk Committee; $3,000 Human Resources & Compensation Committee; $2,000 Loan Review Committee (of MVB Bank).

Effective June 1, 2016, the annual retainer fee for each director of MVB was revised to $10,000 paid to each MVB Financial Corp. director, $7,000 paid to each MVB Bank director, and $1,500 paid to each MVB Mortgage director as well as the following chair retainer fees for Board and Committee Chairs: $40,000 MVB Board; $25,000 Audit Committee; $12,500 Finance Committee; $12,500 Governance Committee; $5,000 Asset and Liability Committee (ALCO Committee) (of MVB Bank); $15,000 Human Resources & Compensation Committee; $2,000 Loan Review Committee (of MVB Bank).

Director Name	2016 Director Compensation
	Cash ($)[1]	Options ($)[2]	Total ($)
David B. Alvarez	33,383	2,430	35,813
Stephen R. Brooks	73,008	2,430	75,438
James J. Cava, Jr.	62,692	2,430	65,122
Dr. Joseph P. Cincinnati[3]	7,000	2,430	9,430
John W. Ebert	43,658	2,430	46,088
Gary A. LeDonne	16,883	—	16,883
Gayle C. Manchin[4]	19,758	2,430	22,188
Dr. Kelly R. Nelson	45,950	2,430	48,380
J. Christopher Pallotta	48,425	2,430	50,855
Nitesh S. Patel[5]	40,383	2,430	42,813
Jimmy D. Staton[6]	51,058	2,430	53,488
Roger J. Turner[7]	28,660	2,430	31,090
Samuel J. Warash[7]	43,343	2,430	45,773
1 Includes educational expenses of $4,511 for Brooks; $3,637 for Staton, $1,782 for Cava, $1,670 for Manchin and $3,226 for Patel who all attended Bank Director conferences. Patel, Pallotta, Cava attended Community Bankers of WV Conference for $385 each; Patel attended Community Bankers Directors College for $400.
2 Each director, with the exception of LeDonne, who did not join the Board until September 20, 2016, was granted the option to purchase 1,000 shares as of February 3, 2016, exercisable February 3, 2017. This figure is calculated using the Black-Scholes value at the time of the grant.
3 Dr. Joseph P. Cincinnati retired from the Board June 3, 2016.
4 Gayle C. Manchin retired from the Board January 17, 2017.
5 Nitesh S. Patel retired from the Board February 23, 2017.
6 Jimmy D. Staton retired from the Board December 31, 2016.
7 Roger J. Turner and Samuel J. Warash retired from the Board May 17, 2016.

Certain Transactions with Directors, Officers and Their Associates

MVB and MVB Bank have, and expect to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. MVB’s management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features. All related-party transactions require approval from the Board of Directors of MVB.

Principal Holders of Voting Securities

Ownership of Securities by Directors, Nominees and Executive Officers

As of March 27, 2017, ownership by directors, nominees and executive officers in MVB was:

	Shares of Stock Beneficially Owned [1,2]	Percent of Ownership
David B. Alvarez	280,057	2.80%
Stephen R. Brooks	45,324	0.45%
James J. Cava, Jr.	95,850	0.96%
H. Edward Dean	224,566	2.24%
John W. Ebert	75,048	0.75%
Gary A. LeDonne	20,869	0.21%
Larry F. Mazza	396,042	3.87%
Dr. Kelly R. Nelson	65,569	0.66%
J. Christopher Pallotta	123,290	1.23%
Donald T. Robinson	90,434	0.90%
David A. Jones	63,016	0.63%
John T. Schirripa	86,048	0.86%
Directors and Executive Officers as a group	1,566,113	14.94%
1 Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 as amended, and includes shares held by adults and immediate family living in the same household and any related entity in which a 10% or greater ownership percentage is maintained.
2 Includes common shares outstanding and 1,200 stock option shares that became exercisable February 1, 2015, 400 stock option shares that became exercisable January 21, 2016 and 200 stock option shares that became exercisable February 3, 2017 for all Directors, except for Dean, LeDonne, Mazza and Robinson.

Also includes 12,600, 238,000, and 77,000 shares which may be acquired by Dean, Mazza and Robinson, respectively, within 60 days through the exercise of options. This total does not include options that have been granted but not exercisable within 60 days.

Also includes shares that can be acquired through the current rights offering, which concludes April 14, 2017.

Ownership of Certain Beneficial Owners

The table below sets forth information with respect to those persons (other than the officers/directors listed above) known to the Company, as of the Record Date, to have owned beneficially 5% or more of the outstanding shares of common stock. The information as to beneficial ownership is based upon statements filed by such persons with the SEC under Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned Beneficially	Percent of Class
EJF Capital LLC 2107 Wilson Boulevard, Suite 410 Arlington, VA 22201	681,741	6.80%

The percentage shown is based on the number of shares outstanding as of March 27, 2017 and shares that may be acquired through the current rights offering, which concludes April 14, 2017.

As disclosed on Schedule 13G filed with the SEC on December 14, 2016, EJF Capital LLC (“EJF Capital”) and its managing member, Emanuel J. Friedman, have shared voting power and shared dispositive power over 652,174 shares of common stock held by EJF Sidecar Fund, Series LLC - Series E. EJF Capital is the sole member of EJF Sidecar Fund, Series LLC - Series E.

2.    NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

MVB is providing shareholders with a non-binding advisory vote on compensation programs for our Named Executive Officers listed in the table entitled “Summary Compensation Table” (sometimes referred to as “say on pay”). Accordingly, you may vote on the following resolution at the 2017 annual meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

This vote is advisory in nature and therefore, is non-binding. The Board of Directors and the Human Resources & Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

At the Annual Meeting of Shareholders held on May 21, 2013, a majority of the votes of the Company’s shareholders was cast in favor of holding an annual, non-binding advisory vote on executive compensation. In light of this result, and other factors considered by the Board of Directors of the Company, the Board of Directors has determined that the Company will hold an annual non-binding advisory vote on the compensation of its named executive officers, until the next required vote on the frequency of the advisory vote on executive compensation occurs, or until the Board of Directors of the Company determines that holding such vote with a different frequency is in the best interests of the Company. The next non-binding advisory vote regarding such frequency will be held no later than the Company’s 2019 Annual Meeting of Shareholders.

The Management of MVB and Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure.

The enclosed proxy will be voted "FOR" the approval of executive compensation, unless otherwise directed.

3.    APPROVAL TO AMEND THE 2013 STOCK INCENTIVE PLAN (AMENDED) TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN.

The MVB Financial Corp. 2013 Stock Incentive Plan (Amended) (the “Plan”) was adopted to help MVB attract and retain executive, managerial and other key employees, motivate participating employees to achieve long-range goals, provide incentive compensation and opportunities competitive with other major financial institutions, and to connect the interests of employees and directors participating in the Plan with MVB’s other stockholders through incentive compensation based on the other stock value of MVB, thereby promoting the long-term financial interests of MVB and all of its stockholders. For additional information about the Plan, please refer to Compensation Discussion and Analysis - Long-Term Incentive Compensation on page 12 of this Proxy Statement. The Plan, in its entirety, is set forth as Exhibit C hereto.

The proposal is to increase from 2,200,000 to 3,200,000 shares available for options and stock grants under the Plan. The Plan and its predecessors have been in place since 2000. Of the 2,200,000 shares currently available under the Plan, 400,825 shares remain available for awards, and 1,799,175 shares that have been awarded are either currently outstanding or have been exercised. It is anticipated that the additional shares requested herein for authorization will provide the shares necessary for Employee Stock Incentive awards for several years. The amendment also corrects an internal reference in the Plan.

Under the proposal, Section 5.1 of the Plan would be amended to read, in its entirety, as follows:

5.1 The Shares of Stock with respect to which Awards may be made under the Plan shall be shares of currently authorized but unissued or treasury shares acquired by the Company, including shares purchased in the open market or private transactions. Subject to the provisions of Section 12, the total number of shares of Stock available for grant of Awards, including Awards granted under the MVB Financial Corp. 2013 Stock Incentive Plan (Amended), will not exceed three million, two hundred thousand (3,200,000) shares of Stock. Except as otherwise provided herein, if any Award shall expire or be terminated for any reason without having been exercised in full, the unissued shares of Stock subject thereto (whether or not cash or other consideration is paid in respect of such Award) shall again be available for the purpose of the Plan. Any shares of Stock which are used as full or partial payments to the Company upon an exercise of an Award shall also be available for purposes of the Plan.

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of this proposal.

The enclosed proxy will be voted “FOR” the approval of the proposed amendment to the Plan unless otherwise directed.

4.    RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The firm of Dixon Hughes Goodman LLP examined and audited the financial statements of MVB for 2016, 2015, and 2014.

The following fees were billed by Dixon Hughes Goodman LLP as indicated:

	2016	2015	2014
Audit Fees [1]	$201,700	$179,400	$156,000
Audit-Related Fees	22,931	25,550	61,112
Tax Fees	—	—	—
All Other Fees	147,490	28,500	—
	$372,121	$233,450	$217,112
1 Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

The Audit Committee has considered whether Dixon Hughes Goodman LLP has maintained its independence during the fiscal year ended 2016. The Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services to be provided to MVB by the independent accountants, except for cumulative expenditures not to exceed $5,000. Further, the pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. The Audit Committee did not waive the pre-approval requirement of any other services during 2016, 2015, or 2014.

The Audit Committee proposes that Dixon Hughes Goodman LLP will examine and audit the financial statements of MVB for 2017. The proxies will vote your proxy “FOR” ratification of the selection of Dixon Hughes Goodman LLP, unless otherwise directed. Representatives of Dixon Hughes Goodman LLP will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement or respond to appropriate questions.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of Dixon Hughes Goodman LLP to serve as independent registered accounting firm for the fiscal year ending 2017.

5.    OTHER INFORMATION

Voting of Proxies

If any of the nominees for election as directors should be unable to serve as Directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of MVB unless the Board adopts a resolution pursuant to the Bylaws reducing the number of directors.

The Board of Directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Legal Actions

From time to time in the ordinary course of business, the Company and its subsidiaries are subject to claims, asserted or unasserted, or named as a party to lawsuits or investigations. Litigation, in general, and intellectual property and securities litigation in particular, can be expensive and disruptive to normal business operations. Moreover, the results of legal proceedings cannot be predicted with any certainty and in the case of more complex legal proceedings, the results are difficult to predict at all. The Company is not aware of any asserted or unasserted legal proceedings or claims that the Company believes would have a material adverse effect on the Company’s financial condition or results of the Company’s operations.

Form 10-K Annual Report

Upon written request by any shareholder to Lisa J. McCormick, Corporate Secretary, MVB Financial Corp, 301 Virginia Avenue, Fairmont, West Virginia 26554, a copy of MVB's 2016 Annual Report on Form 10-K will be provided without charge. You may also find a copy of MVB’s Form 10-K on the SEC’s website: http://www.sec.gov and MVB’s 2017 Annual Meeting website:
https://www.mvbbanking.com/2017shareholders

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires MVB’s directors and executive officers, and persons who own more than ten percent of a registered class of MVB equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MVB. Officers, directors and shareholders owning more than ten percent are required by SEC regulation to furnish MVB with copies of all Section 16(a) forms which they file.

To MVB’s knowledge, based solely upon review of the copies of such reports furnished to MVB and written representations that no other reports were required, during the fiscal year ended 2016, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with, except that a Form 4 reporting a purchase of 1,000 shares of common stock by Jimmy Staton on March 31, 2016, was inadvertently missed and not reported until August 17, 2016.

Shareholder Communications with the Board

Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable)), care of the Corporate Secretary, MVB Financial Corp. 301 Virginia Avenue, Fairmont, WV 26554. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.

Shareholder Proposals for the 2018 Annual Meeting

Any shareholder who wishes to have a proposal placed before the 2018 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the SEC’s proxy rules must submit the proposal to the Chief Executive Officer of MVB no later than December 12, 2017, both to be considered timely and to have it considered for inclusion in the Proxy Statement of the Annual Meeting in 2018, expected to be held May 15, 2018.

Annual Report

MVB’s 2016 Annual Report to Shareholders is being made available electronically at https://www.mvbbanking.com/2017 to shareholders as of the record date. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.

Larry F. Mazza
President & Chief Executive Officer

EXHIBIT A

MVB Financial Corp. Board of Directors
Audit Committee Charter

1.	Purpose
The Board of Directors (the “Board”) of MVB Financial Corp. (“MVB Financial”), in fulfilling its responsibility for effective board governance of MVB Financial and its subsidiaries, (hereinafter collectively referred to as “MVB”) has duly established the Audit Committee (the “Committee”).
The Committee is established by the Board to: (1) assist the Board in monitoring the integrity of the financial reporting process, systems of internal controls and financial statements and reports of MVB; (2) be directly responsible for the appointment, compensation and oversight of the independent auditor employed by MVB for the purpose of preparing or issuing an audit report or related work; (3) be responsible for the appointment, compensation and oversight of the internal auditor; (4) assist the Board in monitoring compliance by MVB with legal and regulatory requirements, including holding company, banking, mortgage and insurance regulations and the Sarbanes Oxley Act; (5) oversee management corrective actions when such needs have been identified; and, (6) oversee MVB’s Whistleblower Policy, oversee MVB’s risk management program for effectiveness and ensure the Board incorporates the appropriate risk management processes in its work.

2.	General Responsibilities of the Committee

a.	Oversight of Independent, External Auditor. With regard to independent, external audit activities, the Committee shall:

i.
Select, engage, compensate, oversee and, where appropriate, replace the independent registered public accounting firm (“Auditor”), subject to any required Board and shareholder approvals. The Auditor shall not provide any services unless approved by the Committee. The Committee shall require that the Auditor issue a written report of such audit directly to the Committee;

ii.
Discuss with the Auditor the overall scope and plans for the audit including the adequacy of staffing and compensation and submit to management the audit, non-audit, administrative and other fees to be paid by management on behalf of the Committee;

iii.
Ascertain that both the lead and the concurring audit partners are restricted to a maximum of five consecutive years of serving in either capacity. In addition, the Committee shall ascertain that after the initial service period, both the lead and concurring partners not perform any audit services in either capacity for a minimum of five consecutive years. The Committee should also ascertain that after the initial service period, the lead partner does not step down into an engagement quality review role that would cause the lead partner to review his or her own work. Finally, the Committee shall ascertain that any partner other than the lead or concurring partner serves no more than seven consecutive years at the partner level on the MVB’s audit;

iv.
Review (with management and the Auditor) the Auditor’s assessment of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions, including the prevention or detection of management override or compromise of the internal control system. Further, the Committee shall meet separately as deemed necessary with the Auditor, without management present, to discuss the results of its examinations, or for any other reason the Committee deems necessary;

v.	Work with management and the Auditor to monitor the MVB’s compliance with laws and regulations;

vi.	Resolve any significant disagreements between the Auditor and management;

vii.	Receive and review communications submitted by the Auditors and regulators and take appropriate actions;

viii.
Require receipt from the Auditors of a formal written statement delineating all relationships between the Auditors and MVB, consistent with Independence Standards Board Standard 1, and the Committee’s responsibility for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside Auditor;

ix.
Review the results of the annual audit, the audited financial statements included in the Form 10-K and discuss the results of the audit and any other matters required to be communicated to the Committee by the Auditor under generally accepted auditing standards, including any comments or recommendations of the Auditor;

x.	Receive affirmative acknowledgement from the Auditor that it is accountable only to the Committee;

xi.
Require that the Auditor review the Company’s interim financial statements prior to filing the quarterly report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Auditor under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for purpose of this review; and,

xii.	Conduct executive sessions with the outside auditors without the presence of Management as deemed necessary, but no less than annually.

b.	Oversight of Internal Audit. With regard to internal audit activities, the Committee shall:

i.	Engage an independent certified public accountant or other qualified vendor(s) to perform routine internal audits on major risk areas;

ii.	Review and approve the scope, effectiveness, and results of the MVB’s internal audit function;

iii.	Review communications submitted by the internal auditor and take appropriate actions; and,

iv.	Review incidents of internal fraud to determine their impact in relation to the financial reporting process and the overall systems of internal control.

c.	Oversight of Enterprise Risk Management Activities. With regard to enterprise risk management activities, the Committee shall:

i.
Review the work of the MVB Risk Oversight Committee and the Chief Risk Officer to ensure that the MVB Financial Board is well-versed on risk issues and has the opportunity to question and provide guidance on day-to-day and long-term MVB risk management activities.

ii.
Review significant financial and other risk exposures and the steps management has taken to monitor, control and report such exposures, including, without limitation, credit, market, fiduciary, liquidity, reputational, operational, fraud, strategic, technology, (data-security business-continuity risk, etc.) and risks associated with incentive compensation plans.

iii.	Approve and periodically review, at least annually, MVB’s enterprise risk management program.

iv.
Discuss with management and the CRO, MVB’s major risk exposures and review how management has monitored, mitigated, and controlled such exposures, including MVB’s risk assessment and risk management policies and practices.

v.	Assist develop, approve, and keep current MVB’s risk appetite statement and associated identified risk tolerance levels on an annual basis or as circumstances warrant.

vi.
Work in coordination with other MVB Financial Board committees and subcommittees that engage in risk management functions to ensure that there is comprehensive, coordinated enterprise risk management for MVB.

d.	Loan Review and Asset Quality Matters. With regard to loan review and asset quality matters, the Committee shall:

i.
Engage a qualified vendor to perform a periodic review of MVB’s loan portfolio to assess the quality of the MVB’s underwriting, approval function, loan documentation, account management and risk identification processes;

ii.	Review and approve the scope, effectiveness, and results of the MVB’s loan review function; and,

iii.	Review communications submitted by the outside vendor and take appropriate actions.

e.	Oversight of Compliance and Whistleblower Matters. With regard to compliance, whistleblower and other ethics matters, the Committee shall:

i.
Ensure an effective whistleblower policy is in place and kept current to include assuring all employees and others, as applicable, are aware of the whistleblower policy and understand its purpose and process for use;

ii.
Review, process and retain any complaints or other communications received by MVB’s Chief Credit and Risk Officer, MVB’s Chief Compliance Officer, an employee of MVB or the independent external auditor regarding accounting, internal accounting controls or auditing matters;

iii.
Review, process and retain confidential, anonymous submissions - made through MVB’s third party ethics hotline or otherwise - by employees of MVB regarding questionable internal control, accounting or auditing matters;

iv.
Cause an investigation to be made into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals for this purpose if, in its judgment, that is appropriate; and,

v.	Engage independent counsel, or other advisors or experts, as it determines necessary in the performance of its duties.
Further, the Committee shall have oversight responsibility for MVB’s compliance with applicable holding company, banking, ,mortgage, insurance, broker-dealer and investment advisory laws and regulations to include reviewing the effectiveness of the system for monitoring compliance and laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance. Among other regulations, specifically, the Committee shall provide oversight for key banking regulations, including MVB’s compliance with Bank Secrecy Act (the “BSA”) and adherence to the Insider Borrowing Policy with all borrowings.

f.
Reporting to Board of Directors. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee. In addition, the Committee shall provide at least one written report annually to the Board of Directors describing the Committee’s:

i.	Historical and planned activities for carrying out the Committee’s duties and responsibilities.

ii.	Appraisal of the financial reporting processes and systems of internal accounting controls.

iii.	Recommendations regarding the engagement of the Auditor.

iv.	Assessment of the adequacy of the Committee Charter.

g.
Maintain Standard Operating Procedures. The Committee shall maintain standard operating procedures for documenting the activities employed by the Audit Committee during the discharge of its duties and responsibilities.

h.
Oversee Proxy Report. The Committee shall oversee the preparation of the report for enclosure in the MVB proxy statement that discloses that the Committee has or has not recommended that MVB’s audited financial statement be filed with the appropriate regulatory authorities as well as appropriate oversight conclusions.

i.
Audit Committee Support Position: To support the Committee activities, an MVB Financial employee will assist in coordinating the required activities of the Committee, including; assisting in the selection of the external and internal auditing firms; providing the Committee with technical support related to internal and external audit work; working with the Committee Chair on Committee meeting logistics; updating, as directed by the Committee, of any policies, processes and schedules of the Committee; and reporting, regularly, on Committee matters that the MVB Financial employee oversees or coordinates on behalf of the Committee. This MVB Financial employee will report directly to the Committee, but will be managed day-to-day by the MVB Financial Chief Executive Officer.

j.
Other Responsibilities. In performing its functions, undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee.

3.	Membership

a.
Composition of the Committee. The Committee shall consist of no fewer than three “independent” members of the Board. A member of the Board is not considered to be an independent member if any of the following has occurred:

i.	The member of the Board has been employed by MVB during the current year or any of the past three years;

ii.	The member of the Board is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Bank as an executive officer;

iii.
The member of the Board is a partner in or a controlling shareholder or an executive officer of any organization to which MVB made or from which MVB received payments (other than those arising from investments in the MVB’s securities or under non-discretionary charitable contributions matching programs) from property or services that exceed 5% of the MVB’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

iv.	The member of the Board is employed as an executive of another entity where any of MVB’s executives serve on that entity’s compensation committee;

v.
The member of the Board is or has an immediate family member who is a current partner of the MVB’s outside auditor, or who was a partner or employee of the MVB’s outside auditor who worked on the MVB’s audit at any time during any of the past three years;

vi.	The member of the Board is an accountant, attorney, investment banker or financial advisor who provides fee bases services to MVB.
Also, to be considered independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the board of directors, or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from MVB, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with MVB (provided that such compensation is not contingent in any way on continued service); or be an affiliated person of MVB.
In addition, a member of the Committee shall not have participated in the preparation of the financial statements of the MVB during any of the last three years. Each of the members of the Committee should be able to understand fundamental financial statements, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that rises to the level of such financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, to be in compliance with SEC regulations and be designated the “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B.
Further, no director who has outstanding loans or other extensions of credit from MVB that have been identified as classified by the MVB, by any state regulator, or by the FDIC may serve as a member of the Committee during any period during which such loan or extension of credit is classified.
Moreover, the members of the Committee shall meet the requirements of MVB Governance Guidelines and such other rules and regulations as may be appropriate.

b.	Selection of Members. The members of the Committee shall be appointed annually by the Board on the recommendation of the Governance Committee.

c.	Selection of the Chair. The Chair of the Committee shall be appointed annually by the Board on the recommendation of the Governance Committee.

d.
Vacancies. Vacancies on the Committee or in the Chair shall be filled by the Board upon recommendation of the Governance Committee at the next meeting of the Board following the occurrence of the vacancy.

e.	Removal or Replacement of Members. Members of the committee may be removed or replaced, with or without cause, by a majority vote of the Board.

4.	Meetings, Minutes and Voting

a.
Meeting Schedule. The Committee will meet as often as necessary to carry out its responsibilities. The Chair, in consultation with the other members of the Committee, shall set the time, frequency and agenda of each meeting. The Committee shall not meet unless a majority of the members are present in person or telephonically and all decisions shall be by majority vote.

b.	Agendas. The Chair, in consultation with the other members of the Committee, shall establish the Agenda of items to be addressed at each upcoming meeting of the Committee.

c.
Quorum. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

d.
Procedures. The Chair will preside at each meeting of the Committee. The Chair shall ensure that the agenda for each upcoming meeting of the Committee is circulated to each member of the Committee as well as to each other director in advance of the meeting. The Chair, subject to the approval of a majority of the members of the Committee, shall have the authority to change the agenda to respond to any matters that warrant attention.

e.	Voting. The Committee shall make decisions and take other actions by majority vote.

f.	Minutes. The Committee shall keep minutes of each meeting and file those minutes with the Board Secretary in a timely fashion.

5.	Reports
Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

6.	Advisors and Counsel; Cooperation and Reliance
The Committee shall have the resources and authority to discharge its responsibilities; and the Board shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, with notification to the MVB Financial CEO.

a.
Retention of Advisors and Counsel. The Committee shall have the authority, in its sole discretion, to obtain advice and assistance from, and to retain at MVB’s expense, such administrative support, independent or outside legal counsel, accounting or other advisors and experts as the Committee determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, as determined by the Committee, from MVB, with notification to the MVB Financial CEO.

b.
Determine Administrative Expenses. The Committee shall have the authority to determine the level and cost of separate administrative support necessary or appropriate in carrying out its duties, with MVB bearing such costs.

c.
Required Participation of Employees. The Committee shall have unrestricted access to MVB’s employees, independent auditors, and outside counsel and may require any employee of MVB or representative of MVB’s independent auditors or outside counsel to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors, or experts.

d.
Reliance Permitted. The Committee may act in reliance upon other committees of the Board, management and other employees, MVB’s independent auditors, internal auditors, advisors and experts, as it deems necessary or appropriate.

7.	Evaluation of the Committee
The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate:

a.	Scope of Charter. Whether this Charter appropriately addresses the matters that are or should be within its scope.

b.	Quality of Committee Work. The adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board.

c.	Participation of Members and Quality of Decision Process. The manner in which they were discussed or debated, whether all members actively participated and contributed to the work of the Committee.

d.	Length and Number of Meetings. Whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

e.	Other Appropriate Factors. Such other factors as the Committee deems relevant to the completion of its responsibilities under this Charter.

8.	Rules and Procedures
Except as expressly set forth in this Charter or the bylaws and operating agreements of MVB Financial and its subsidiaries or MVB Governance Guidelines, or as otherwise required by law or overriding regulatory rules, the Committee shall establish its own rules and procedures that are consistent with this Charter.

9.	Limitation on Responsibility
Nothing in this Charter or in a member’s service on the Committee shall increase or be deemed to increase the liability of any member of the Board under applicable state law.

10.	Annual Review of Charter
The Committee shall review this Charter at least annually and recommend to the Board for its consideration and action revisions to this Charter, as the Committee shall deem necessary or appropriate. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

EXHIBIT B

HR & COMPENSATION COMMITTEE CHARTER
(approved by Human Resources & Compensation Committee 9/13/16)

1.	Purpose
The Board of Directors (the “Board”) of MVB Financial Corp. (“MVB Financial”) in fulfilling its responsibility for effective board governance of MVB Financial and its subsidiaries (herein after collectively referred to as “MVB”) has duly established the Human Resources & Compensation Committee (the “Committee”).
The Committee is established to help assure that MVB fulfills its responsibilities effectively by: (1) attending to all Human Resources issues that come before the Boards; (2 reviewing and setting CEO compensation; (3) conducting an annual CEO performance goal setting and evaluation process (4) oversee succession planning for both emergency and future leadership, and approving Senior Management Team salaries; and (5) establishing the compensation for the Board of Directors.

2.	Responsibilities of the Committee

a.
Executive Selection. Ensure a process is in place for identification and selection of the CEO/President of MVB. This will include an annual report on potential replacements for the current CEO/President.

b.
Executive Performance Evaluation. Design and complete appropriate goal setting and performance evaluation of the CEO/President. On an annual basis complete the evaluation of the CEO/President and provide the results as part of the consideration in determining the compensation for the CEO/President.

c.
Executive Compensation. Working with the Chair and other Board members, complete the annual review and setting of compensation for the CEO/President to include incentive, if applicable, and bonus programs.

d.	Directors Compensation. Review the compensation practices for directors and make recommendations for changes to the full Board.

e.
Incentive Plans. Identify or design and recommend equity-based or other incentive programs necessary to implement MVB’s compensation strategy or to provide incentives/bonuses for reaching designated performance benchmarks or specific goals within the strategic plan.

f.	Emergency Succession Plan Development. Review and update annually the MVB Emergency Succession Plan.

g.
Emergency Succession Plan Implementation. In the event of an emergency that triggers the MVB Emergency Succession Plan, monitor, and provide Board oversight of the implementation of the plan in conjunction with the Board Chair and other appropriate Board members, as warranted.

h.
Succession Planning. Review and make an annual report to the Board on management succession planning, including the CEO/President. The succession planning shall include policies regarding succession in the event of an emergency or the retirement of the CEO/President.

i.
Executive Level Development. Work with the CEO/President and other identified senior management to establish additional training, education, or experience goals to assure continuing development and to address succession planning.

j.
Non-Executive Development and Succession Plan. Review at least annually with MVB leadership, including the CEO/President, its management development and specific succession planning (plan) for managers and officers below executive level.

k.
MVB Organization and Staffing. Review periodically, but not less than annually, MVB’s organization, staffing and planned organizational (structure) changes to assure that each supports the strategic plan, MVB’s succession planning and management development efforts.

l.	Other Duties. Perform such other duties and responsibilities as may be assigned to the Committee by the Board from time to time.

3.	Membership

a.
Composition of the Committee. The Committee shall consist of no fewer than three members of the Board. The members of the Committee shall meet the requirements of MVB Governance Guidelines and such other rules and regulations that may be appropriate.

b.	Selection of Members. The members of the Committee shall be appointed annually by the Board on the recommendation of the Governance Committee.

c.	Selection of the Chair. The Chair of the Committee shall be appointed annually by the Board on the recommendation of the Governance Committee.

d.
Vacancies. Vacancies on the Committee or in the Chair shall be filled by the Board upon recommendation of the Governance Committee at the next meeting of the Board following the occurrence of the vacancy.

e.	Removal or Replacement of Members. Members of the committee may be removed or replaced, with or without cause, by a majority vote of the Board.

4.	Meetings, Minutes, and Voting

a.
Meeting Schedule. The Committee will meet as often as necessary to carry out its responsibilities. The Chair, in consultation with the other members of the Committee, shall set the time, frequency, and length of each meeting.

b.	Agendas. The Chair, in consultation with the other members of the Committee, shall establish the Agenda of items to be addressed at each upcoming meeting of the Committee.

c.
Quorum. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

d.
Procedures. The Chair will preside at each meeting of the Committee. The Chair shall ensure that the agenda for each upcoming meeting of the Committee is circulated to each member of the Committee as well as to each other director in advance of the meeting. The Chair, subject to the approval of a majority of the members of the Committee, shall have the authority to change the agenda to respond to any matters that warrant attention.

e.	Voting. The Committee shall make decisions and take other actions by majority vote.

f.	Minutes. The Committee shall keep minutes of each meeting and file those minutes with the Board Secretary in a timely fashion.

5.	Report

Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

6.	Advisors and Counsel; Cooperation and Reliance

The Committee shall have the resources and authority to discharge its responsibilities; and the Board shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board with notification to the MVB Financial CEO.

a.
Retention of Advisors and Counsel. The Committee shall have the authority, in its sole discretion, to obtain advice and assistance from, and to retain at MVB’s expense, such independent or outside legal counsel, accounting or other advisors and experts as the Committee determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, as determined by the Committee, from MVB, with notification to the MVB Financial CEO.

b.
Determine Administrative Expenses. The Committee shall have the authority to determine the level and cost of separate administrative support necessary or appropriate in carrying out its duties, with MVB bearing such costs.

c.
Required Participation of Employees. The Committee shall have unrestricted access to MVB’s employees, independent auditors, and outside counsel and may require any employee of MVB or representative of MVB’s independent auditors or outside counsel to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors, or experts.

d.
Reliance Permitted. The Committee may act in reliance upon other committees of the Board, management, and other employees, MVB’s independent auditors, internal auditors, advisors, and experts, as it deems necessary or appropriate.

7.	Evaluation of the Committee

The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate:

a.	Scope of Charter. Whether this Charter appropriately addresses the matters that are or should be within its scope.

b.	Quality of Committee Work. The adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board.

c.	Participation of Members and Quality of Decision Process. The manner in which issues were discussed or debated, whether all members actively participated and contributed to the work of the Committee.

d.	Length and Number of Meetings. Whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

e.	Other Appropriate Factors. Such other factors as the Committee deems relevant to the completion of its responsibilities under this Charter.

8.	Rules and Procedures
Except as expressly set forth in this Charter or the bylaws and operating agreements of MVB Financial and its subsidiaries or MVB Governance Guidelines, or as otherwise required by law or overriding regulatory rules, the Committee shall establish its own rules and procedures that are consistent with this Charter.

9.	Limitation on Responsibility
Nothing in this Charter or in a member’s service on the Committee shall increase or be deemed to increase the liability of any member of the Board under applicable state law.

10.	Annual Review of Charter
The Committee shall review this Charter at least annually and recommend to the Board for its consideration and action revisions to this Charter, as the Committee shall deem necessary or appropriate.

EXHIBIT C

MVB FINANCIAL CORP.
2013 STOCK INCENTIVE PLAN (Amended)

SECTION 1
Statement of Purpose

1.1
The MVB Financial Corp. 2013 Stock Incentive Plan (Amended), (the "Plan") has been established by MVB Financial Corp. (the "Company") to become effective at the Effective Time as defined herein in order to enhance shareholder value by:

a)	Attracting and retaining well qualified directors and executive, managerial and other employees;

b)	Motivating participating directors and employees, by means of appropriate incentives, to achieve long-range goals;

c)	Providing incentive compensation opportunities that are competitive with those of other similarly situated banking institutions; and

d)
Connecting a Participant's interests with those of the Company's other stockholders through compensation based on the Company's capital stock thereby promoting the long-term financial interest of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

SECTION 2
Definitions

2.1	Unless the context indicates otherwise, the following terms shall have the meaning set forth below opposite each respective term:

a)
Acquiring Corporation. The term "Acquiring Corporation" means the surviving, continuing successor or purchasing corporation in an acquisition or merger with the Company in which the Company is not the surviving corporation.

b)
Award. The term "Award" means any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options granted under Section 6, Restricted Stock Awards granted under Section 7, Restricted Stock Units granted under Section 8, Merit Awards of Stock granted under Section 10, and Stock acquired through purchase under Section 9. Any Award may also be designated as a Performance-Based Award by the Committee as set forth in Section 20.

c)	Board. The term "Board" means the Board of Directors of the Company acting as such but shall not include the Committee or other committees of the Board acting on behalf of the Board.

d)
Cause. The term "Cause" means (a) the continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (b) the engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

e)
Change in Control. A "Change in Control" shall be deemed to have occurred (a) upon the approval of the Board (or if approval of the Board is not required as a matter of law, the shareholders of the Company) of (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger in which the holders of the Stock immediately prior to the merger will have more than 50% of the ownership of common stock of the surviving corporation immediately after the merger, (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (3) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (b) when any person, other than a Significant Stockholder, or any subsidiary of the Company or employee benefit plan or trust maintained by the Company or any of its subsidiaries, shall become the beneficial owner, directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would be payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change of Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Similar rules shall apply to the extent any Change in Control would extend or modify Section 409A Deferred Compensation or would accelerate or defer vesting of Section 409A Deferred Compensation and such change would constitute an impermissible acceleration or deferral of compensation within the meaning of Section 409A.

f)	Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

g)	Committee. The term "Committee" means the committee of the Board selected in accordance with the provisions of Subsection 4.2.

h)	Company. The term "Company" means MVB Financial Corp., a West Virginia corporation.

i)	Covered Employee. The term “Covered Employee means an Employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

j)
Date of Termination. A Participant's "Date of Termination" shall be the date on which his or her employment with all Employers and Related Companies terminates for any reason; provided that for purposes of this Plan only, a Participant's employment shall not be deemed to be terminated by reason of a transfer of the Participant between the Company and a Related Company (included Employers) or between two Related Companies (including Employers); and further provided that a Participant's employment shall not be considered terminated by reason of the Participant's leave of absence from an Employer or a Related Company that is approved in advance by the Participant's Employer.

k)	Disability or Disabled. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" or be “Disabled” if either:

a.
the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

b.
the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

l)	Effective Date. The term "Effective Date" means the date on which the shareholders of the Company approve the Plan.

m)	Employee. The term "Employee" means a person with an employment relationship with an Employer.

n)
Employer. The Company and any Subsidiary which, with the consent of Company, participates in the Plan for the benefit of its eligible Employees are referred to collectively as the "Employers" and individually as an "Employer".

o)
Exercise Price. The term "Exercise Price" means, with respect to each share of Stock subject to an Option, the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value (or in the case of a Ten Percent Stockholder, less than 110% of the Fair Market Value) of the Stock on the date the Option is granted.

p)	Fair Market Value. The term "Fair Market Value" means with respect to each share of stock, the value as determined in good faith by the Committee, which determination shall be deemed to be conclusive.

q)
Immediate Family. With respect to a Participant, the term "Immediate Family" means, whether through consanguinity or adoptive relationships, the Participant's spouse, children, stepchildren, siblings and grandchildren.

r)	Incentive Stock Option. The term "Incentive Stock Option" means any Incentive Stock Option granted under the Plan.

s)	Merit Award. The term "Merit Award" means any Merit Award granted under the Plan.

t)	Non-Qualified Stock Option. The term "Non-qualified Stock Option" means any Non- Qualified Stock Option granted under the Plan.

u)	Option. The term "Option" means any Incentive Stock Option or Non-Qualified Stock Option granted under the Plan.

v)	Outside Director. The term "Outside Director" means a person who qualifies as such under Section 162(m) of the Code.

w)	Participant. The term "Participant" means a member of the Board of Directors of the Company or any subsidiary or an Employee who has been granted an Award under the Plan.

x)
Performance-Based Award. The term “Performance-Based Award” means any Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

y)
Performance Criteria. The term “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non- recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

z)
Performance Cycle. The term “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of an Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

aa)	Performance Goals. The term “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

ab)	Plan. The term "Plan" shall mean the MVB Financial Corp. 2013 Stock Incentive Plan (Amended) as the same may be from time to time amended or revised.

ac)	Qualified Retirement Plan. The term "Qualified Retirement Plan" means any plan of an Employer or a Related Company that is intended to be qualified under Section 401(a) of the Code.

ad)
Related Companies. The term "Related Companies" means any Significant Stockholder and any companies controlled by such Significant Stockholder; Subsidiaries; and any other company during any period in which it is a Subsidiary or a division of the Company, including any entity acquired by, or merged with or into, the Company or a Subsidiary.

ae)	Restricted Stock Award. Restricted Stock Award” means an Award granted to a Participant under Section 7 of the Plan.

af)	Restricted Stock Unit. “Restricted Stock Unit” means an Award granted to a Participant under Section 8 of the Plan.

ag)
Restriction Period. “Restriction Period” means the period when a Restricted Stock Award or Restricted Stock Unit is subject to forfeiture based upon continued employment over a period of time, the achievement of performance criteria, the occurrence of other events and/or the satisfaction of nondisclosure and protection of business provisions as determined by the Committee, in its discretion.

ah)
Retirement. "Retirement" of a Participant means the occurrence of a Participant's Date of Termination under circumstances that constitute such Participant's retirement at normal or early retirement age under the terms of the Qualified Retirement Plan of Participant's Employer that is extended to the Participant immediately prior to the Participant's Date of Termination or, if no such plan is extended to the Participant on his or her Date of Termination, under the terms of any applicable retirement policy of the Participant's Employer.

ai)	Section 409A means Section 409A of the Code.

aj)	Section 409A Deferred Compensation means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

ak)	Significant Stockholder. The term "Significant Stockholder" means any shareholder of the Company who, immediately prior to the Effective Date, owned more than 5% of the capital stock of the Company.

al)	Stock. The term "Stock" means the shares of capital stock of the Company, $1.00 par value per share.

am)	Subsidiary. The term "Subsidiary" means any future subsidiary corporation of the Company within the meaning of the Code Section 424(f).

an)
Ten Percent Stockholder. The term “Ten Percent Stockholder” means any recipient of an Award pursuant to this Plan who, at the time of such Award owns, directly or indirectly, by virtue of the ownership attribution provisions of Section 424(d) of the Code more than 10 percent of the total combined voting power of all classes of the capital stock of the Company.

ao)	Tax Date. The term "Tax Date" means the date a withholding tax obligation arises with respect to an Award.

SECTION 3
Eligibility

3.1
Subject to the discretion of the Committee and the terms and conditions of the Plan, the Committee shall determine and designate from time to time, the members of the Board of Directors of the Company or a subsidiary and Employees who will be granted one or more Awards under the Plan. Incentive Stock Options may only be granted to Employees of the Company or a subsidiary.

SECTION 4
Operation and Administration

4.1	The Plan shall be unlimited in duration and remain in effect until termination by the Board; provided, however, that no Incentive Stock Option may be granted under the Plan after May 20, 2023.

4.2
The Plan shall be administered by the Committee which shall consist of two or more members of the Board who are Outside Directors. Plenary authority to manage and control the operation and administration of the Plan shall be vested in the Committee, which authority shall include, but shall not be limited to:

Subject to the provisions of the Plan, the authority and discretion to select persons to receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms and conditions, and other provisions of such Awards, including without limitation whether Shares subject to an Award shall be subject to a right of first refusal as referred to in Section 5.3 below. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective Employee, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

The authority and discretion to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to make all other determinations that it deems necessary or advisable for the administration of the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, in each case, in the manner and to the extent the Committee deems necessary or advisable to carry it into effect.

4.3
Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.

4.4
The Committee may only act at a meeting by unanimity if comprised of two members, and otherwise by a majority of its members. Any action of the Committee may be taken without a meeting by the unanimous written consent of its members. In addition, the Committee may authorize one or more of its members or any officer of an Employer to execute and deliver documents and perform other administrative acts pursuant to the Plan.

4.5
No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his or her own fraud or gross misconduct. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Employers against any and all liabilities, losses, costs, and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against, the Committee or its members or authorized delegates by reason of the performance of any action pursuant to the Plan if the Committee or its members or authorized delegates did not act in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance policy, contract with the indemnitee or the Company's Articles of Incorporation or By-laws.

SECTION 5
Shares Available Under the Plan

5.1
The shares of Stock with respect to which Awards may be made under the Plan shall be shares of currently authorized but unissued or treasury shares acquired by the Company, including shares purchased in the open market or in private transactions. Subject to the provisions of Section 12, the total number of shares of Stock available for grant of Awards, including Awards granted under the MVB Financial Corp. 2013 Stock Incentive Plan (Amended), shall not exceed three million, one hundred thousand (3,200,000) shares of Stock. Except as otherwise provided herein, if any Award shall expire or terminate for any reason without having been exercised in full, the unissued shares of Stock subject thereto (whether or not cash or other consideration is paid in respect of such Award) shall again be available for the purposes of the Plan. Any shares of Stock which are used as full or partial payment to the Company upon exercise of an Award shall also be available for purposes of the Plan.

5.2	Shares of Stock issued by the Company pursuant to this Plan shall be free of any preemptive rights of stockholders of the Company, whether statutory or otherwise.

5.3
Shares of stock issued by the Company pursuant to this Plan may, at the discretion of the Committee, be issued subject to a right of first refusal on the part of the Company to purchase such shares in the event the Participant, or his or her heirs, successors, executors, administrators, or assigns should ever desire to sell, transfer, assign, pledge, or otherwise dispose of such shares, in whole or in part (“a Disposition”). In any such event, the Participant or such heir, executor, administrator, or assign (a “Disposing Participant”) shall notify the Company of such desire and the Company shall have, for a period of thirty (30) days following receipt of such notice, the right and option to purchase such shares upon the same terms and conditions and at the same price as the Disposing Participant proposes to dispose of such shares. If the Company desires to exercise its right and option, it shall so notify the Disposing Participant of such desire within said thirty (30) day period. In the event the proposed Disposition is for consideration other than cash, and the Company and the Disposing Participant cannot agree on the cash equivalent to be paid by the Company to the Disposing Participant, the Disposing Participant may dispose of the shares, but the shares shall remain subject to Company’s right of first refusal until such time as they are proposed to be disposed of for cash and the Company elects not to exercise its right of first refusal. Shares subject to a right of first refusal shall contain the following legend:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL HELD BY MVB FINANCIAL CORP. PURSUANT TO THE MVB FINANCIAL CORP. STOCK INCENTIVE PLAN. A COPY OF THE MVB FINANCIAL CORP. STOCK INCENTIVE PLAN IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE CORPORATION.

SECTION 6
Options

6.1
The grant of an Option under this Section 6 entitles the Participant to purchase shares of Stock at an Exercise Price fixed at the time the Option is granted, or at a price determined under a method established at the time the Option is granted, subject to the terms of this Section 6. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, but subject to Sections 9 and 14, shall not be exercisable for at least six months from the date of grant, as determined in the discretion of the Committee. An Incentive Stock Option is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code. A Non-Qualified Stock Option is an Option that is not intended to be an "incentive stock option" as that term is described in Section 422(b) of the Code.

6.2
The Committee shall designate the persons to whom Options are to be granted under this Section 6 and shall determine the number of shares of Stock to be subject to each such Option. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options, but only to the extent required by Section 422 of the Code.

6.3	The determination and payment of the Exercise Price of a share of Stock under each Option granted under this Section shall be subject to the following terms of this Subsection 6.3:

(a)
The Exercise Price shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall the Exercise Price per share be less than the Fair Market Value per share on the date of the grant (or in the case of a Ten Percent Stockholder, less than 110% of the Fair Market Value);

(b)
The full Exercise Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto; and

(c)
The Exercise Price shall be paid, in the sole discretion of the Committee, in cash, in shares of previously acquired Stock (valued at Fair Market Value as of the day of exercise), through a combination of cash and Stock (so valued), or through means of a “net settlement,” whereby the Exercise Price will not be due in cash and where the number of shares of Stock issued upon such exercise will be equal to (A) the product of (i) the number of shares of Stock as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per share over (b) the Exercise Price per share of Stock as to which the Option is then being exercised, divided by (B) then then current Fair Market Value per share of Stock. For example, where the Exercise Price per share of Stock as to which an Option is being exercised is $1, the then current Fair Market Value of a share of Stock is $10, and the Option is being exercised as to one hundred (100) shares of Stock, the foregoing formula would result in ninety (90) shares of Stock being issued by means of a net settlement.

6.4
Except as otherwise expressly provided in the Plan, the terms and conditions relating to exercise of an Option shall be established by the Committee, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Option, or achievement of Stock ownership objectives by the Participant. Options may be exercised in whole or in part during their term if otherwise in accordance with the terms of the Plan, the Award Agreement, and this Section 6; provided, however, that no Option may be exercised by a Participant after the expiration date applicable to that Option. The Committee may also designate any Option granted pursuant to this Section 6 as a Performance-Based Award subject to the provisions of Section 20 below.

6.5	The exercise period of any Option shall be determined by the Committee but the term of any Option shall not extend more than ten years after the date of grant.

SECTION 7
Restricted Stock Awards

7.1
Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Participant, subject to the provisions of the Plan and such other terms and conditions as it may determine. Restricted Stock Awards may constitute Performance-Based Awards. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, and without limitation, a book-entry registration or issuance of a stock certificate or certificates, and an Award Agreement setting forth the terms of such Restricted Stock Award.

7.2	Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

7.3
Restriction Period. The Committee shall determine the Restriction Period(s) that apply to the shares of Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period, restrictions imposed by the Committee shall lapse with respect to the shares of Stock covered by the Restricted Stock Award or portion thereof.

7.4
Restriction on Transfer. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing the Restricted Stock Award to give appropriate notice of such restrictions.

7.5
Stockholder Rights. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares. At the discretion of the Committee, dividends or other distributions with respect to Restricted Stock Award may, pursuant to the terms of such award, be either currently paid to Participant or withheld by the Company and credited to the Participant’s Account; provided that any dividends or other distributions with respect to Restricted Stock Awards subject to vesting based on performance shall vest only if and to the extent that the underlying Restricted Stock Award vests, as determined by the Committee. Any dividends or distributions so withheld by the Committee and attributable to any particular share of a Restricted Stock Award shall be subject to the same restrictions on transferability as the shares of the Restricted Stock Award with respect to which they were paid, and, if such shares are forfeited, the Participant shall have no right to such dividends or distributions.

SECTION 8
Restricted Stock Units

8.1
Grant of Restricted Stock Units. Restricted Stock Units may be granted any Participant, subject to the provisions of the Plan and such other terms and conditions as it may determine. Restricted Stock Units may constitute Performance- Based Awards. Restricted Stock Units shall be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the date of grant. Restricted Stock Units shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine.

8.2	Conditions of Restricted Stock Units. The grant of a Restricted Stock Unit shall be subject to the following:

(a)
Restriction Period. the Committee shall determine the Restriction Period(s) that apply to the shares of Stock covered by each Award of Restricted Stock Units or portion thereof. At the end of the Restriction Period, the restrictions imposed by the Committee shall lapse and the Award shall be paid as specified in Section 8.2(c) below

(b)
Restriction on Transfer. Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee, or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise.

(c)
Form of Payment. Restricted Stock Units shall be paid in cash, shares of Common Stock, or a combination of cash and shares as established by the Committee in the Award Agreement, no later than 75 days after the lapse of the Restriction Period unless otherwise required by applicable law.

(d)	Stockholder Rights. Participants shall not have any rights as a stockholder of the Company with respect to an Award of Restricted Stock Units.

SECTION 9
Stock Purchase Program

9.1
The Committee may, from time to time, establish one or more programs under which Employees or members of the Board of Directors of the Company or any subsidiary will be permitted to purchase shares of Stock under the Plan, and shall designate the persons eligible to participant under such Stock purchase programs. The purchase price of shares of Stock available under such programs, and other terms and conditions of such programs, shall be established by the Committee. The purchase price may not be less than 85% of the Fair Market Value of the Stock at the time of purchase (or, in the Committee's discretion, the average Fair Market value over a period determined by the Committee), and further provided that if newly issued shares of Stock are sold, the purchase price may not be less than the aggregate par value of such newly issued shares of Stock.

9.2
The Committee may impose such restrictions with respect to shares purchased under this Section 7, as the Committee, in its sole discretion, determines to be appropriate. The Committee may also designate any shares purchased under this Section 9 as a Performance-Based Award subject to the provisions of Section 20 below.

SECTION 10
Merit Awards

10.1
The Committee may from time to time make an Award of Stock under the Plan to selected Employees or members of the Board of Directors of the Company or any subsidiary for such reasons and in such amounts as the Committee, in its sole discretion, may determine. The consideration to be paid by an Employee for any such Merit Award, if any, shall be fixed by the Committee from time to time. The Committee may also designate any Award of Stock granted pursuant to this Section 10 as a Performance-Based Award subject to the provisions of Section 20 below.

SECTION 11
Termination of Employment

11.1
If a Participant's employment is terminated by the Participant's Employer for Cause or if the Participant's employment is terminated by the Participant without the written consent and approval of the Participant's Employer, all of the Participant's unvested Awards shall be immediately forfeited and exercisable Options shall be forfeited after 90 days from the Participant's Termination Date.

11.2
If a Participant's Date of Termination occurs by reason of death, Disability, or Retirement, all Options outstanding immediately prior to the Participant's Date of Termination shall immediately become exercisable and shall be exercisable until one year from the Participant's Date of Termination and thereafter shall be forfeited if not exercised, and all restrictions on any Awards outstanding immediately prior to the Participant's Date of Termination shall immediately lapse. Options which are or become exercisable at the time of a Participant's death may be exercised by the Participant's designated beneficiary or, in the absence of such designation, by the person to whom the Participant's rights will pass by will or the laws of descent and distribution.

11.3
Options which are or become exercisable by reason of the Participant's employment being terminated by the Participant's Employer for reasons other than Cause or by the Participant with the consent and approval of the Participant's Employer, shall be exercisable until 120 days from the Participant's Termination Date and shall thereafter be forfeited if not exercised.

11.4
Except to the extent the Company shall otherwise determine, if, as a result of a sale or other transaction (other than a Change in Control), a Participant's Employer ceases to be a Related Company (and the Participant's Employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant's employment being terminated by the Participant's Employer for a reason other than Cause.

11.5
Notwithstanding the foregoing provisions of this Section 11, the Committee may, with respect to any Awards of a Participant (or portion thereof) that are outstanding immediately prior to the Participant's Date of Termination, determine that a Participant's Date of Termination will not result in forfeiture or other termination of the Award, or may extend the period during which any Options may be exercised, but shall not extend such period beyond the original expiration date set forth in the Award.

SECTION 12
Adjustments to Shares

12.1
If the Company shall effect a reorganization, merger, or consolidation, or similar event or effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin- off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall appropriately adjust (a) the number of shares of Stock available under the Plan, (b) the number of shares of Stock available under any individual or other limitations under the Plan, (c) the number of shares of Stock subject to outstanding Awards and (d) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

12.2
If the Committee determines that an adjustment in accordance with the provisions of Subsection 12.1 would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments, if any, that the Committee reasonably determines are consistent with the purposes of the Plan and/or the affected Awards.

12.3
To the extent that any reorganization, merger, consolidation, or similar event or any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock hereunder is also accompanied by or related to a Change in Control, the adjustment hereunder shall be made prior to the acceleration contemplated by Section 16.

SECTION 13
Transferability and Deferral of Awards

13.1
Awards under the Plan are not transferable except by will or by the laws of descent and distribution. To the extent that a Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Committee may, subject to any restrictions under applicable laws, permit Awards under the Plan (other than an Incentive Stock Option) to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or to a Partnership comprised solely of members of the Participant's Immediate Family), subject to such limits as the Committee may establish, provided the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

13.2
The Committee may permit a Participant to elect to defer payment under an Award under such terms and conditions as the Committee, in its sole discretion, may determine; provided that any such deferral election must be made prior to the time the Participant has become entitled to payment under the Award.

SECTION 14
Award Agreement

14.1
Each Participant granted an Award pursuant to the Plan shall sign an Award Agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the Participant in accordance with the terms of the Award and the provisions of the Plan. Each Award Agreement shall reflect the terms and conditions of the Award. Participation in the Plan shall confer no rights to continued employment with an Employer nor shall it restrict the right of an Employer to terminate a Participant's employment at any time for any reason, notwithstanding the fact that the Participant's rights under this Plan may be negatively affected by such action.

SECTION 15
Tax Withholding

15.1
All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations shall be satisfied (without regard to whether the Participant has transferred an Award under the Plan) by a cash remittance, or with the consent of the Committee, through the surrender of shares of Stock which the Participant owns or to which the Participant is otherwise entitled under the Plan pursuant to an irrevocable election submitted by the Participant to the Company at the office designated for such purpose. The number of shares of Stock needed to be submitted in payment of the taxes shall be determined using the Fair Market Value as of the applicable tax date rounding down to the nearest whole share.

SECTION 16
Change in Control

16.1
After giving effect to the provisions of Section 12 (relating to the adjustment of shares of Stock), and except as otherwise provided in the Plan or the Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

a)	All outstanding Options shall become fully exercisable and may be exercised at any time during the original term of the Option; and

(b)	All shares of Stock subject to Awards shall become fully vested and be distributed to the Participant.

SECTION 17
Mergers/Acquisitions

17.1
In the event of any merger or acquisition involving the Company and/or a Subsidiary of the Company and another entity which results in the Company being the survivor or the surviving direct or indirect parent corporation of the merged or acquired entity, the Committee may grant Awards under the provisions of the Plan in substitution for awards held by employees or former employees of such other entity under any plan of such entity immediately prior to such merger or acquisition upon such terms and conditions as the Committee, in its discretion, shall determine and as otherwise may be required by the Code to ensure such substitution is not treated as the grant of a new Award for tax or accounting purposes.

17.2
In the event of a merger or acquisition involving the Company in which the Company is not the surviving corporation, the Acquiring Corporation shall either assume the Company's rights and obligations under outstanding Awards or substitute awards under the Acquiring Corporation's plans, or if none, securities for such outstanding Awards, and without limiting Section 16, the Board shall set a date, determined in the Boards sole discretion, prior to such merger or consolidation on which any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested. The exercise and/or vesting of any Award that was permissible solely by reason of this Subsection 17.2 shall be conditioned upon the consummation of the merger or consolidation. Unless otherwise provided in the Plan or the Award, any Awards which are neither assumed by the Acquiring Corporation nor exercised on or prior to the date of the transaction shall terminate effective as of the effective date of the transaction.

SECTION 18
Termination and Amendment

18.1
The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants, provided, however that any modification that may result from adjustments authorized by Section 12 does not require such approval. No suspension, termination, modification or amendment of the Plan may terminate a Participant's existing Award or materially and adversely affect a Participant's rights under such Award without the Participant's consent.

SECTION 19
Compliance with Section 409A

19.1
Awards Subject to Section 409A. The provisions of this Article shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Agreement applicable to such Award.

19.2
Except as otherwise permitted or required by Section 409A, US. Treasury Regulations promulgated pursuant to Section 409A (“Section 409A Regulations”) or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

a)
All Elections must be in writing and specify the amount (or an objective, nondiscretionary formula determining the amount) of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

b)
All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A (and is based on a performance period of at least 12 consecutive months), then the Election may be made no later than six (6) months prior to the end of the performance period, provided that the Participant’s service is continuous from the later of the beginning of the performance period or the date on which the performance goals are established through the date such election is made and provided further that no election may be made after the compensation has become readily ascertainable (as provided by Section 409A Regulations).

c)
Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

19.3
Subsequent Elections. Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a)	No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)
Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.4(b), 19.4(c) or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)	No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

19.4	Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a)    The Participant’s separation from service (as defined by Section 409A Regulations);

(b)    The date the Participant becomes Disabled;

(c)    The Participant’s death;

d)
A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

e)	change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (as defined by Section 409A Regulations); or

(f)	The occurrence of an Unforeseeable Emergency (as defined by Section 409A Regulations).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined by Section 409A Regulations) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’ death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

19.5
The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts reasonably necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes or penalties reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of deferrals under the Plan. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum within 90 days of the occurrence of Unforeseeable Emergency and following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive and not subject to approval or appeal.

19.6	The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing within 90 days following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum within 90 days following the date the Participant becomes Disabled.

19.7
Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election, or, if the Participant has made no Election with respect to distributions upon death, in a lump sum, within 90 days following the Participant’s death and following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

19.8
No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan to any Award subject to Section 409A, except as provided by Section 409A and Section 409A Regulations.

SECTION 20
Performance-Based Awards

20.1
The Committee may designate any Award as a Performance-Based Award, provided that said Performance-Based Award shall be payable only upon the attainment of Performance Goals that are established by the Committee and related to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

20.2
With respect to each Performance-Based Award granted to a Covered Employee (excepting for such purposes any Performance-Based Award that is an Option), the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Performance-Based Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

20.3
Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle for each Covered Employee.

20.4
The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a calendar year is one hundred fifty thousand (150,000) shares of Stock (subject to adjustment as provided in Section 12 hereof).

MVB FINANCIAL

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 a.m., Eastern Standard Time, on May 15, 2017.

Vote by Internet

- Go to **www.investorvote.com/MVBF**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Stephen R. Brooks	☐	☐
02 - James J. Cava, Jr.	☐	☐
03 - Gary A. LeDonne	☐	☐
04 - Larry F. Mazza	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

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1 U P X

02KJNB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MVB Financial Corp.

Notice of 2017 Annual Meeting of Shareholders

Bridgeport Conference Center
300 Conference Center Way
Bridgeport, WV 26330
Proxy Solicited by Board of Directors for Annual Meeting — May 16, 2017

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of MVB Financial Corp. ("MVB"), Fairmont, West Virginia, does (do) hereby nominate, constitute and appoint Lisa J. McCormick and Brian Mosteller or either of them, with full power to act as my (our) true and lawful attorney with full power of substitution for me (us) to vote all the Common Stock of MVB standing in my (our) name on its books at the close of business on March 27, 2017, at the Annual Meeting of Shareholders of MVB to be held at the Bridgeport Conference Center, 300 Conference Center Way, Bridgeport, WV, 26330, on May 16, 2017, at 9:00 a.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:

Lisa McCormick, Brian Mosteller, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of MVB Financial Corp. to be held on May 16, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, Election of Directors, FOR Proposal 2, To approve a non-binding advisory proposal on the compensation of the Named Executive Officers, FOR Proposal 3, To act upon a proposal to approve the amendment of the 2013 Stock Incentive Plan (Amended) to increase the number of shares authorized for issuance under the Plan and FOR Proposal 4, To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered accounting firm for MVB for the year 2017.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)